                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ---------------

                           SCHEDULE 14A INFORMATION
               Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

                   Filed by the Registrant [X]
                   Filed by a Party other than the Registrant [ ]

                   Check the appropriate box:
                     [ ]  Preliminary Proxy Statement
                     [ ]  Confidential, for Use of the Commission Only
                          (as permitted by Rule 14a-6(e)(2))
                     [X]  Definitive Proxy Statement
                     [ ]  Definitive Additional Materials
                     [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                          FISHER COMMUNICATIONS, INC.
  ---------------------------------------------------------------------------
               (Name of Registrant as Specified in Its Charter)


  ---------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
  [X]  No Fee Required
  [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

                                                     CALCULATION OF FILING FEE
====================================================================================================================================
                                                            Per unit price or
                                                             other underlying
   Title of each class of       Aggregate number of         value of transaction         Proposed maximum
    securities to which         securities to which         computed pursuant to          aggregate value
    transaction applies:        transaction applies:       Exchange Act Rule 0-11:        of transaction:           Total Fee Paid
====================================================================================================================================

====================================================================================================================================

     [ ] Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------
     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:
                                ------------------------------------------------
     (2) Form, Schedule, or Registration Statement no.:
                                                       -------------------------
     (3) Filing Party:
                      ----------------------------------------------------------
     (4) Date Filed:
                    ------------------------------------------------------------

================================================================================

                          FISHER COMMUNICATIONS, INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD APRIL 26, 2001

To the Shareholders of Fisher Communications, Inc:

  NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Fisher Communications, Inc., formally known as Fisher Companies Inc. (the "Company"), will be held in the Snoqualmie Room at the Seattle Center, 305 Harrison Street, Seattle, Washington, at 10:00 a.m., Thursday, April 26, 2001, for the purpose of considering and voting upon the following matters:

1. ELECTION OF DIRECTORS. To elect five (5) directors for a term of three years or until their successors have been elected and qualified.

2. FISHER COMMUNICATIONS INCENTIVE PLAN OF 2001. To approve the Fisher Communications Incentive Plan of 2001.

3. FISHER COMMUNICATIONS INCENTIVE PLAN OF 1995. To approve the Amended and Restated Fisher Communications Incentive Plan of 1995.

4. WHATEVER OTHER BUSINESS may properly come before the Annual Meeting or any adjournments thereof.

  The Board of Directors has established the close of business on March 1, 2001, as the record date for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting.

  Further information regarding voting rights and the business to be transacted at the Annual Meeting is given in the accompanying Proxy Statement. Family members are welcome to accompany you at the meeting.

March 27, 2001                       BY ORDER OF THE BOARD OF DIRECTORS

                                     /s/ Sharon J. Johnston

                                     Sharon J. Johnston, Secretary


                            YOUR VOTE IS IMPORTANT

 Whether or not you plan to attend the Annual Meeting, please sign and date your Proxy and return it in the enclosed postage prepaid envelope. It is important that your shares be represented and that a quorum is present. If you attend the meeting in person, your Proxy may be revoked and you may personally vote your shares even though you have previously returned your Proxy.

                                PROXY STATEMENT

                          FISHER COMMUNICATIONS, INC.
                             600 University Street
                                   Suite 1525
                           Seattle, Washington 98101
                                 (206) 404-7000

  This Proxy Statement and the accompanying form of Proxy are being sent to shareholders of the Company on or about March 27, 2001 for use in connection with the Annual Meeting of Shareholders of the Company to be held on April 26, 2001.

                            ABOUT THE ANNUAL MEETING

When and where is the meeting?

  The Annual Meeting of Shareholders of Fisher Communications, Inc. (the "Annual Meeting") will be held at 10:00 a.m. on Thursday, April 26, 2001 in the Snoqualmie Room at the Seattle Center, 305 Harrison Street, Seattle, Washington.

What is the purpose of the meeting?

  At the Annual Meeting, shareholders will act upon the matters outlined in the accompanying notice of meeting, including the election of directors, the approval of the Fisher Communications Incentive Plan of 2001 (the "2001 Plan") and the approval of the Amended and Restated Fisher Communications Incentive Plan of 1995 (the "Amended 1995 Plan"). In addition, the Company's management will report on the performance of the Company during 2000 and respond to questions from shareholders.

Who is entitled to vote?

  Only shareholders of record at the close of business on the record date, March 1, 2001, are entitled to receive notice of the Annual Meeting and to vote the shares of common stock that they held on that date at the meeting, or any postponement or adjournment of the meeting.

Who can attend the meeting?

  All shareholders as of the record date, or their duly appointed proxies, may attend the meeting. Family members are welcome to accompany you at the meeting. Admission to the meeting will be by admission card only. If you hold your shares in "street name" (that is, through a broker or other nominee), you may request an admission card by writing or phoning the Company; you will need to bring to the Annual Meeting a letter from the broker or other nominee confirming your beneficial ownership.

What constitutes a quorum?

  The presence at the meeting, in person or by proxy, of the holders of at least a majority of the shares of common stock outstanding on the record date will constitute a quorum, permitting the meeting to conduct its business. As of the record date, 8,558,042 shares of common stock of the Company were outstanding.

How do I vote?

  If you complete and properly sign the accompanying proxy card and return it to the Company, it will be voted as you have directed. If you are a registered shareholder and attend the Annual

Meeting, you may deliver your completed proxy card in person. "Street name" shareholders that wish to vote at the meeting will need to obtain a proxy form from the institution that holds their shares.

Can I change my vote after I return my proxy card?

  After you have submitted your proxy, you may change your vote at any time before the proxy is exercised by submitting to the Secretary of the Company either a notice of revocation or a duly executed proxy bearing a later date. The powers of the proxy holders with respect to your shares will be suspended if you attend the meeting in person and so request to the Secretary of the Company, although attendance at the meeting will not by itself revoke a previously granted proxy.

What are the board's recommendations?

  Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board of Directors. The Board of Directors recommends a vote FOR the nominees to be elected as directors as set forth in this Proxy Statement, a vote FOR the approval of the 2001 Plan and a vote FOR the approval of the Amended 1995 Plan.

  With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.

What vote is required to approve each item?

  Election Of Directors. Directors will be elected by a plurality of the votes cast at the Annual Meeting by Company shareholders present in person or by proxy and entitled to vote. Shareholders have one vote for each share of Company common stock held except for the election of directors, in which case a shareholder may either (i) cumulate his or her shares and give one nominee (or divide in any proportion among some or all nominees) as many votes as the number of shares that such shareholder holds, multiplied by the number of nominees; or (ii) vote his or her shares, multiplied by the number of nominees, equally among the nominees for election. A properly executed proxy marked "WITHHOLD AUTHORITY" with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum. Under the rules of the National Association of Securities Dealers, brokers holding stock for the accounts of their clients who have not been given specific voting instructions by their clients as to the election of directors may vote their clients' proxies in their own discretion with respect to such proposals. Accordingly, there cannot be any broker nonvotes on this matter.

  Approval of the 2001 Plan and the Amended 1995 Plan. The affirmative vote of a majority of the votes cast will be required to approve each of the 2001 Plan and the Amended 1995 Plan. Abstentions and broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

  Other Items. For each other item, the affirmative vote of the holders of a majority of votes cast on the item will be required for approval. Abstentions with respect to any such matter will not be voted, although they will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote.

  If you hold your shares in "street name" through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on those matters and, if so, will not be counted in determining the number of shares necessary for approval.

Who will bear the cost of soliciting votes for the meeting?

  The enclosed Proxy is solicited by and on behalf of the Board of Directors of the Company, with the cost of solicitation borne by the Company. Solicitation may be made by directors and officers of the Company, by use of the mails, or by telephone, facsimile and personal interview. The Company does not expect to pay any compensation for the solicitation of proxies, except to brokers, nominees and similar record holders for reasonable expenses in mailing proxy materials to beneficial owners and the expenses of Corporate Investor Communications described below.

  The Company has retained Corporate Investor Communications, Inc. to help it obtain proxies. The Company will pay the costs of their services, which is estimated to be approximately $5,000, plus reasonable costs and expenses.

                            BUSINESS OF THE MEETING

  There are three matters being presented for consideration by the shareholders at the Annual Meeting.

                     Proposal No. 1--Election of Directors

General

  The Company's Restated Articles of Incorporation ("Articles") provide that the number of directors must fall within a range of 9 and 19, the exact number to be determined pursuant to the Company's Bylaws. The Bylaws currently provide that the Board will consist of 14 directors. The number of directors may be changed by amending the Bylaws. The Articles also provide that the Board of Directors may fill vacancies created on the Board, provided that the number of directors shall at no time exceed 19.

  Directors are elected for terms of three years and until their successors have been elected and qualified. The Company's Articles and Bylaws require that the terms of the directors be staggered such that approximately one-third of the directors is elected each year.

  In accordance with the above, the Board of Directors has nominated Carol H. Fratt, Donald G. Graham, Jr., Donald G. Graham III, William W. Krippaehne, Jr. and John D. Mangels for election as directors for three-year terms to expire in the year 2004. All five nominees are presently directors of the Company. If such nominees should refuse or be unable to serve, your Proxy will be voted for such person as shall be designated by the Board of Directors to replace any such nominee. The Board of Directors presently has no knowledge that any of the nominees will refuse or be unable to serve.

                The Board Of Directors Recommends That You Vote
                  FOR The Nominees To Be Elected As Directors

                    INFORMATION WITH RESPECT TO NOMINEES AND
                         DIRECTORS WHOSE TERMS CONTINUE

  The following tables set forth certain information with respect to nominees for director and for directors whose terms continue. The table below includes
(i) the age of each director as of December 31, 2000, (ii) principal occupation of each director during the past five years and (iii) the year first elected or appointed a director.

                                   Principal Occupation Of Director    Director
 Name and Age                      During Last Five Years              Since:
 ------------------------------    ---------------------------------   --------

          NOMINEES FOR DIRECTORS FOR THREE YEAR TERM EXPIRING IN 2004

 Carol H. Fratt, 56                Landscape design and community        1993
                                   affairs

 Donald G. Graham, Jr., 77         Chairman of the Board; retired        1972
                                   Chairman & CEO of the Corporation

 Donald G. Graham, III, 46         Commercial photography                1993

 William W. Krippaehne, Jr., 49(1) President & CEO of the                1982
                                   Corporation

 John D. Mangels, 75               Retired Chairman & CEO, Security      1990
                                   Pacific Bancorporation Northwest
                                   & Security Pacific Bank
                                   Washington

                  CONTINUING DIRECTORS WITH TERM EXPIRING 2002

 Jean F. McTavish, 78              Community affairs, including          1979
                                   Totem Girl Scout Council and
                                   Children's Hospital & Medical
                                   Center

 Jacklyn F. Meurk, 79              Community and business affairs,       1973
                                   including director of Virginia
                                   Mason Medical Center Boards

 George F. Warren, Jr., 66         Business affairs and land             1999
                                   development

 William W. Warren, Jr., 62        Professor of Physics; director,       1992
                                   W. M. Keck Nuclear Magnetic
                                   Resonance Laboratory, Oregon
                                   State University

                CONTINUING DIRECTORS FOR WITH TERM EXPIRING 2003

 James W. Cannon, 73               Retired Executive Vice President,     1993
                                   SAFECO Corporation and Retired
                                   President of its Property and
                                   Casualty Insurance Companies

 George D. Fisher, 52              Vice President and Secretary,         1996
                                   Hunting, Fisher & Co. P.S.,
                                   C.P.A.'s

 Phelps K. Fisher, 66              Retired Executive Vice                1979
                                   President -- Marketing, Fisher
                                   Broadcasting Co.

 William O. Fisher, 50             Partner, Pillsbury Winthrop LLP       1993

 Robin J. Campbell Knepper, 55     Retired owner of jewelry design       1996
                                   and appraisal business

---------------------
(1) Mr. Krippaehne is also a director of SAFECO Corporation, a publicly traded company.

                  INFORMATION REGARDING THE BOARD OF DIRECTORS
                               AND ITS COMMITTEES

  The following sets forth information concerning the Board of Directors and Committees of the Company during the fiscal year ended 2000.

How Often Did the Board Meet during 2000?

  The Company held five Board meetings in 2000. Each director attended at least 75 percent of the aggregate of (i) the total number of meetings of the Board of Directors, and (ii) the total number of meetings held by all committees on which he or she served.

What Committees Has the Board Established?

  The standing committees of the Board of Directors of the Company are the Executive Committee, the Audit Committee, the Compensation Committee, and the Nominating Committee.

  The Executive Committee has authority to exercise all of the authority of the Board of Directors, as permitted under Washington law. Additionally, the Executive Committee has the power and duty to vote the stock of all subsidiaries of the Company and to make all decisions and determinations with respect to such subsidiaries. The Committee held three meetings during the year. For fiscal year 2000 members of the Executive Committee consisted of Messrs. P. Fisher, D. Graham, Jr. and Krippaehne, Ms. McTavish and Ms. Meurk.

  Audit Committee. The Board of Directors has adopted a charter governing the duties and responsibilities of the Audit Committee. A copy of the Audit Committee Charter is included in this proxy statement as Annex A. Pursuant to this charter, the responsibilities of the Audit Committee require it to, among other things:

  . As necessary, consider with management and the outside auditor the rationale for employing audit firms other than the principal outside auditor.

  . Recommend to the board of directors the outside auditor to be appointed, approve the compensation of the outside auditor, and, as necessary, review and approve the discharge of the outside auditor.

  . Take reasonable steps to confirm the independence of the outside auditor.

  . Consider, in consultation with the outside auditor, the audit scope and plan.

  . Review with the outside auditor the coordination of the audit effort to assure completeness of coverage, reduction of redundant efforts, and the effective use of audit resources.

  . Consider and review with the outside auditor the adequacy of the company's internal controls including computerized information system controls and security.

  . Review and discuss with management and the outside auditor, at the completion of the annual examination the company's audited financial statements and related footnotes, the outside auditor's audit of the financial statements and their report thereon, and any serious difficulties or disputes with management encountered during the course of the audit.

  The Committee held five meetings during the year. For fiscal year 2000 members of the Audit Committee consisted of Messrs. D. Graham, Jr., Mangels and
W. Warren, Jr., Ms. McTavish and Ms. Meurk.

  Pursuant to rules of the Nasdaq Stock Market, an Audit Committee of a company listed on Nasdaq will be required to consist of at least three independent directors. The Company believes that all of the current members of the Audit Committee are deemed to be independent under the rules of the Nasdaq Stock Market.

  The Compensation Committee reviews and approves, in advance, the Company's retirement and benefit plans, determines the compensation of officers of the Company and in certain circumstances, key management employees of the subsidiaries, and authorizes and approves bonus and incentive programs for executive personnel. The Compensation Committee also reviews and recommends changes in compensation for members of the Board of Directors and its Chairman and administers the Amended 1995 Plan and will administer the Fisher Communications 2001 Plan. The Committee held five meetings during the year. For fiscal year 2000 members of the Compensation Committee consisted of Messrs. Cannon, D. Graham, Jr., Mangels, and P. Fisher.

  The Nominating Committee considers and recommends to the Board of Directors nominees for possible election to the Board of Directors and considers other matters pertaining to the size and composition of the Board of Directors and its Committees. The Committee did not meet during 2000. The Nominating Committee will not consider nominees recommended by security holders. For fiscal year 2000 members of the Nominating Committee consisted of Messrs. G. Fisher, P. Fisher, D. Graham, Jr., W. Warren, Jr., Ms. McTavish and Ms. Meurk.

How Are Directors Compensated?

  The Board of Directors of the Company is comprised of 14 directors, one of whom is a salaried employee of the Company. The members of the Company's Board of Directors who are not officers of the Company, or its subsidiaries, receive an annual retainer of $16,000. The Chairman of the Board of Directors receives a total annual retainer of $55,000. In addition, every director receives a fee of $1,000 for each Board of Directors or Committee meeting attended. The Company also pays the Chairmen of the Audit Committee and the Compensation Committee an additional annual retainer of $4,000. Directors are reimbursed for travel expenses incurred, and receive a per diem payment of $200, in connection with travel to and from Board of Directors or Committee meetings. Certain members of the Company's Board of Directors are also directors of one or more of the Company's subsidiaries. In addition to fees paid by the Company, a director who served on the board of Fisher Broadcasting Co. and who attended all directors' meetings and compensation committee meetings received fees totaling $21,800, a director who served on the board of Fisher Mills, Inc and who attended all directors' meetings and compensation committee meetings received fees totaling $3,000, and a director who served on the board of Fisher Properties, Inc. and who attended all directors' meetings and compensation committee meetings received fees totaling $2,800.

                         REPORT OF THE AUDIT COMMITTEE

  Responsibilities. The responsibilities of the Audit Committee include recommending to the Board of Directors an accounting firm to be appointed as the Company's independent auditors. Management is responsible for the Company's internal controls and financial reporting process. The independent auditors are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and for issuing a report thereon. The Audit Committee's responsibilities include considering, in consultation with the independent auditors, the audit scope and plan.

  Review with Management and Independent Accountants. In this context, the Audit Committee has met and held discussions with management and the independent auditors. The Audit Committee has reviewed and discussed with management and the independent auditors the Company's audited consolidated financial statements as of and for the fiscal year ended December 31, 2000 and the independent auditors' report thereon. Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America.

  The Audit Committee discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

  The Audit Committee also received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and has discussed with the independent auditors the auditors' independence.

  Summary. Based on the reviews and discussions with management and the independent auditors referred to above, the Audit Committee recommended to the Board of Directors that the consolidated financial statements referred to above be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000.

  In connection with its review of the Company's consolidated audited financial statements for the fiscal year ended December 31, 2000, the Audit Committee relied on advice and information that it received in its discussions with management and advice and information it received in the audit report of and discussions with the independent auditors.

  This report is submitted over the names of the members of the Audit
Committee.

                             John D. Mangels, Chair
                             Donald G. Graham, Jr.
                             William W. Warren, Jr.
                                Jean F. McTavish
                                Jacklyn F. Meurk

Audit and Related Fees

  Audit Fees. The aggregate fees billed by PricewaterhouseCoopers LLP for professional services for the audit of the Company's annual consolidated financial statements for fiscal 2000 and the review of the consolidated financial statements included in the Company's Forms 10-Q for fiscal 2000 were $311,854.

  Financial Information Systems Design and Implementation Fees. There were $11,550 of fees billed by PricewaterhouseCoopers LLP to the Company for financial information systems design and implementation fees for fiscal 2000.

  All Other Fees. The aggregate fees billed to the Company for all other services rendered by PricewaterhouseCoopers LLP for fiscal 2000, including fees for preparation of taxes and fees relating to benefit plans, were $150,167.

  The Audit Committee has not considered whether the provision of services rendered above for (a) financial information systems design and implementation fees, and (b) all other fees, is compatible with maintaining
PricewaterhouseCoopers LLP's independence.

                       EXECUTIVE OFFICERS OF THE COMPANY

  The following sets forth information concerning executive officers of the Company and their ages on December 31, 2000.

Name and Age             Position and Occupation for Past Five Years  Dates
----------------------   -------------------------------------------- -----------
William W. Krippaehne,   President and CEO of Fisher Communications,  1982 - 2001
 Jr., 49                 Inc.

Warren J. Spector, 42    Executive Vice President and COO of Fisher   1999 - 2001
                         Communications, Inc.

                         CFO of Retlaw Enterprises, Inc.              1992 - 1999

David D. Hillard, 58(1)  Senior Vice-President, CFO and Assistant     1979 - 1992
                         Secretary of Fisher Communications, Inc.

Benjamin W. Tucker, 53   Executive Vice President of Broadcasting     2000 - 2001
                         Operations of Fisher Broadcasting Co.

                         Senior Vice President of Fisher Television   1999 - 2000
                         Regional Group -- Fisher Broadcasting Co.

                         Vice President of Retlaw Enterprises, Inc.   1991 - 1999

R. Bryce Seidl, 54       President and CEO of Fisher Mills Inc.       1998 - 2001

                         Executive Vice President and COO of Fisher   1998 - 2001
                         Mills Inc.

                         Independent Contractor                       1996 - 1998

                         Vice President and General Manager of        1990 - 1996
                         Simpson Packaging Group -- Simpson Paper
                         Company

Mark A. Weed, 53         President and CEO of Fisher Properties Inc.  1987 - 2001

Kirk G. Anderson, 42     President of Fisher Media Services           2001

                         Vice President Management & Operations of    1991 - 2001
                         Fisher Properties Inc.

Patrick J. Holland, 48   Senior Vice President, Chief Technical       2001
                         Officer of Fisher Communications, Inc.

                         Vice President/Technology of Fisher          1999 - 2001
                         Broadcasting Co.

                         Vice President & Director of Engineering of  1997 - 1999
                         KOMO TV

                         Chief Engineer of KOMO TV                    1994 - 1997


Name and Age             Position and Occupation for Past Five Years    Dates
-----------------------  ---------------------------------------------  -----------
Larry J. Ice, 42         Senior Vice President, Chief Information       2001
                         Officer of Fisher Communications, Inc.

                         Vice President, Finance & Information Systems  1998 - 2001
                         of Fisher Properties Inc.

                         Vice President, Finance of Fisher Properties   1992 - 1998
                         Inc.

Sharon J. Johnston, 52   Senior Vice President, Corporate Secretary of  2001
                         Fisher Communications, Inc.

                         Assistant Secretary of Fisher Communications,  2000 - 2001
                         Inc.

                         Senior Vice President/Administration &         1997 - 2001
                         Corporate Secretary of Fisher Broadcasting Co

                         Vice President/Administration & Corporate      1993 - 1997
                         Secretary of Fisher Broadcasting Co.

Mel L. Martin, 52        Senior Vice President, Chief Research Officer  2001
                         of Fisher Communications, Inc.

                         Director of New Media of Fisher                1998 - 2001
                         Communications, Inc.

                         Senior Project Manager of The British          1994 - 1998
                         Broadcasting Company

Christopher G. Wheeler,  Senior Vice President, Chief Communications    2001
 55                      Officer of Fisher Communications, Inc.

                         Vice President, Communications of Fisher       2000 - 2001
                         Communications, Inc.

                         Director of Communications of Fisher           1997 - 2000
                         Communications, Inc.

                         Vice President for West Coast Operations of    1990 - 1997
                         Rowan & Blewitt, Inc.

---------------------
(1) Mr. Hillard was elected Assistant Secretary of Fisher Communications, Inc. on February 14, 2001. Mr. Hillard was Secretary of the Company from 1992-February 2001.

                             EXECUTIVE COMPENSATION

  The following information is provided regarding the compensation paid by the Company or its subsidiaries, as the case may be, to the Chief Executive Officer of the Company, the four most highly compensated executive officers who served as executive officers of the Company or its subsidiaries during, or at the end of, fiscal year 2000, and Patrick M. Scott, who would have been one of the four most highly compensated executive officers of the Company but for his resignation prior to December 31, 2000 (the "Named Executive Officers").

                           Summary Compensation Table

                                      ANNUAL COMPENSATION              LONG-TERM COMPENSATION
                                 ------------------------------ -------------------------------------
                                                   Other Annual Restricted Securities
                                                   Compensation   Stock    underlying    All other
Name and Position           Year  Salary  Bonus(1)    (2)(3)    Awards(4)  options(5) Compensation(6)
--------------------------  ---- -------- -------- ------------ ---------- ---------- ---------------
William W. Krippaehne, Jr.  2000 $535,000 $475,000    $3,438     $    --     27,000       $5,100
 President and CEO          1999  510,000  400,000     4,587          --     23,500        4,800
                            1998  451,667  325,000     4,410      69,300     18,000        4,800

Benjamin W. Tucker (7)      2000 $260,853 $200,000        --          --      7,950       $5,100
 Executive Vice President,  1999   86,667   27,040        --          --      2,000           --
 Fisher Broadcasting Co.    1998       --       --        --          --         --           --

Warren J. Spector (8)       2000 $300,000 $150,000        --          --     13,650       $5,100
 Executive Vice President   1999  100,000   30,000        --          --      1,500           --
 and COO                    1998       --       --        --          --         --           --

Mark A. Weed                2000 $230,000 $115,000    $  660          --      6,800       $5,100
 President and CEO,         1999  223,750  110,000       972          --      6,000        4,800
 Fisher Properties Inc.     1998  210,833   95,000     1,115          --      6,000        4,800

Patrick M. Scott (9)        2000 $231,923 $100,000    $  660          --         --       $5,100
 President and CEO,         1999  436,875  180,000     3,851          --     19,700        4,800
 Fisher Broadcasting Co.    1998  405,833  155,000     3,787      50,400     11,600        4,800

R. Bryce Seidl (10)         2000 $214,177 $100,000        --          --         --       $5,100
 President and CEO,         1999  202,502   75,000        --          --      5,000           --
 Fisher Mills Inc.          1998   34,746       --        --          --         --           --

---------------------
 (1) Includes bonuses paid during the subsequent year but attributable to the year indicated.

 (2) Does not include amounts attributable to miscellaneous benefits received by executive officers, including an automobile allowance and the payment of certain club dues. In the opinion of management, the costs to the Company of providing such benefits to any individual executive officer during the years ended December 31, 2000, 1999, or 1998 did not exceed the lesser of $50,000 or 10% of the total annual salary and bonuses reported for the individual.

 (3) This column reflects dividends paid on stock rights awarded under the Fisher Companies Incentive Plan of 1995 (the "Fisher Plan"). See footnote
      (4) below.

 (4) Amounts shown are for restricted stock awards made to Messrs. Krippaehne and Scott, for performance in the fiscal year 1998 pursuant to the Fisher Communications Incentive Plan of 1995. Such awards were made on March 3, 1999 and are valued at a per share price of $63.00 (representing the average of the high and low prices on March 2, 1999 and March 4, 1999). No awards were made for 2000 or 1999 performance. The aggregate market value of unvested restricted stock rights held by such individuals on December 31, 2000 totals $162,100 and $134,100, respectively. The Fisher Plan provides for the annual payment of additional compensation to persons holding restricted stock rights in an amount equal to any dividend that would have been payable to the holder of such rights if the holder had owned the stock subject to such rights.

 (5) The information for 2000 in this column reflects the number of shares of Company common stock issuable upon exercise of stock options that were granted on February 14, 2001 for the fiscal year 2000, pursuant to the Fisher Plan.

 (6) This column reflects Company contributions to the Fisher 401(k) Retirement Plan.

 (7) Mr. Tucker was employed by Fisher Broadcasting Co. on July 1, 1999 and was elected Executive Vice President on June 15, 2000.

 (8) Mr. Spector was employed by the Company on September 1, 1999 and was elected Executive Vice President and COO effective on that date.

 (9)  Mr. Scott resigned effective July 6, 2000.

(10) Mr. Seidl was employed by Fisher Mills Inc. on October 12, 1998 and was elected President and CEO on December 4, 1998.

Stock Options

  Option Grants. The following table sets forth certain information about stock options granted during 2000 to the executive officers named in the "Summary Compensation Table" above, pursuant to the Fisher Plan. All such stock options were granted on March 8, 2000.


                     Option/SAR Grants in Fiscal Year 2000

                          Individual Grants
----------------------------------------------------------------------- Potential
                                   Percent of                           Realizable Value at
                                   Total                                Assumed Annual
                        Number of  Options                              Rates of Stock
                        Securities Granted to                           Price Appreciation
                        Underlying Employees                            for Option Term(3)
                        Options    in Fiscal  Exercise       Expiration -------------------
Name                    Granted(1) Year       Price($/Sh)(2) Date          5%       10%
----------------------  ---------- ---------- -------------- ---------- -------- ----------
William W. Krippaehne,
 Jr.                      23,500       19%        $59.88       3/8/10   $884,968 $2,242,683
Benjamin W. Tucker         2,000        2          59.88       3/8/10     75,316    190,867
Warren J. Spector          1,500        1          59.88       3/8/10     56,487    143,150
Mark A. Weed               6,000        5          59.88       3/8/10    225,949    572,600
Patrick M. Scott          19,700       16          59.88      1/31/02     58,982    117,964
R. Bryce Seidl             5,000        4          59.88       3/8/10    188,291    477,166

---------------------
(1) The options are non-qualified stock options and become exercisable in five equal annual installments beginning March 15, 2001.

(2) The per-share option exercise price represents the fair market value of the Company's Common Stock at the date of grant, based on the average of the high and low price of such Common Stock on such date.

(3) The dollar amounts under these columns result from calculations at 5% and 10% assumed appreciation rates and, therefore, are not intended to forecast possible future appreciation, if any, of the price of Company common stock.

  Option Exercises. The following table sets forth certain information concerning exercises of stock options pursuant to stock option plans by the named executive officers during the year ended December 31, 2000 and stock options held at year end.

                Aggregated Option Exercises In Last Fiscal Year
                           and Year End Option Values

                                          Number of Unexercised     Value of In-the-Money
                                          Securities Underlying     Unexercised Options at
                                          Options at Year End       Year End(1)
                                          ------------------------- -------------------------
                        Shares
                        Acquired
                        on       Value
Name                    Exercise Realized Exercisable Unexercisable Exercisable Unexercisable
----------------------  -------- -------- ----------- ------------- ----------- -------------
William W. Krippaehne,
 Jr.                        0     $    0    28,320       54,780      $187,440      $46,860
Benjamin W. Tucker          0          0        --        2,000            --           --
Warren J. Spector           0          0        --        1,500            --           --
Mark A. Weed                0          0     7,546       15,664        36,920        9,230
Patrick M. Scott          225      4,669    23,195       43,580       157,886       44,464
R. Bryce Seidl              0          0        --        5,000            --           --

---------------------
(1) On December 31, 2000, the closing price of the Company common stock was $55.00. For purposes of the foregoing table, stock options with an exercise price less than that amount are considered to be "in-the-money" and are considered to have a value equal to the difference between this amount and the exercise price of the stock option multiplied by the number of shares covered by the stock option.

Fisher Communications Incentive Plan of 1995

  The Fisher Plan was adopted by the Company and approved by the shareholders, effective April 27, 1995. In February 2001, the Board of Directors of the Company approved amendments to and a restatement of the Fisher Plan in the form of the Amended 1995 Plan. The Amended 1995 Plan will continue through April 27, 2002. See Proposal No. 3 for a description of the Amended 1995 Plan.

Retirement Plans

  Fisher Broadcasting Inc. Pension Trust. Mr. Patrick M. Scott, one of the named executive officers, is covered by the Fisher Broadcasting Inc. Pension Trust (the " Pension Trust"), which is a funded, qualified, non-contributory, defined benefit plan that covers employees of Fisher Broadcasting Co. The Pension Trust provides an annual benefit equal to 1.5% of the participant's highest 3-year annual average salary times the participant's years of credited service, up to a maximum of twenty-five years. The amounts payable under the Pension Trust are in addition to any Social Security benefit to be received by a participant. The Pension Trust benefit vests 20% after 3 years of service with Fisher Broadcasting, and an additional 20% for each year of service thereafter until 7 years of service, when the benefits are 100% vested. On June 30, 2000, benefit accruals ceased, and the Pension Trust is presently in the process of being terminated. As of December 31, 2000, Mr. Scott had earned the maximum 25 years of credited service under the terms of the Pension Trust.

  The total amount of retirement benefits payable to Mr. Scott will be determined pursuant to the supplemental retirement plan in which he participates. Because the Pension Trust is a qualified pension plan, the amount of covered compensation thereunder was limited by applicable tax laws to $160,000 per year through June 30, 2000. Retirement benefits payable to Mr. Scott under the Pension Trust will constitute only a portion of the total retirement benefits payable to him and will be taken in to account in determining his benefit under the supplemental retirement plan. The supplemental retirement plan in which Mr. Scott participates is described below.

  Fisher Mills Inc. Retirement Plan. All named executive officers except Mr. Scott and Mr. Tucker are covered by the Retirement Plan for Certain Employees of Fisher Mills Inc. (the "Retirement Plan"). The Retirement Plan is a funded, qualified, non-contributory defined benefit plan that covers all employees of the Company, Fisher Properties Inc. ("FPI") and Fisher Mills Inc. ("FMI"). The Retirement Plan provides benefits based on a participant's length of service. The amounts payable under the Retirement Plan are in addition to any Social Security benefit to be received by a participant. The Retirement Plan benefit vests 100% upon completion of five years of service with the Company, FPI, or FMI, as the case may be. As of December 31, 2000, the following named executive officers have the following years of credited service under the terms of the Retirement Plan: Mr. Krippaehne, 19 years; Mr. Weed, 13 years; Mr. Spector, 1 year; and Mr. Seidl 2 years.

  Supplemental Retirement Plans. The Company and its subsidiaries maintain supplemental retirement plans ("SRPs") for certain executive and management personnel of the Company, Fisher Broadcasting, FPI and FMI. The SRPs are non-funded, non-qualified, non-contributory defined benefit plans. The SRPs do not require funding, but generally the companies have acquired annuity contracts and life insurance policies on the lives of the individual participants to assist in payment of retirement benefits. The companies are the owners and beneficiaries of such policies. Continued employment through the date of expected retirement is required for a participant's benefit to vest under the SRP. The SRPs provide that the SRP benefits, together with all other pension and retirement benefits provided by the employing entity, including an amount equal to one-half of the participant's Social Security benefits, will represent a specified percentage (between 50% and 70%) of the participant's average annual compensation. "Average annual compensation" for purposes of the SRPs is determined by averaging the participant's base salary over a period of the three consecutive years that will provide the highest average. The SRPs provide for payment of accrued benefits in the event of involuntary termination prior to age 65, and for death or disability benefits in the event of death or permanent disability prior to age 65. Mr. Krippaehne, Mr. Scott and Mr. Weed are participants in a SRP.

  Fisher 401(k) Retirement Plan. The Company maintains a 401(k) Retirement Plan (the "Fisher 401(k) Plan") to provide a savings incentive for employees of the Company and its subsidiaries. The Fisher 401(k) Plan involves a contribution by the Company and its subsidiaries, matching participant contributions on a dollar-for-dollar basis up to a maximum of 3% of participant compensation. Company contributions to the Fisher 401(k) Plan vest at the rate of 20% per year of service, commencing with the first year of completed service. Full-time and regular part-time employees 18 years or older are eligible to participate in the Fisher 401(k) Plan immediately upon hire. Messrs. Krippaehne, Spector, Tucker Weed, Scott, and Seidl participate in the Fisher 401(k) Plan.

                        REPORT ON EXECUTIVE COMPENSATION

  During 2000, four directors of the Company, none of whom is an employee of the Company and all of whom qualify as "non-employee directors" for purposes of administering the Company's stock incentive program under Section 16 of the Exchange Act, comprised the Compensation Committee of the Board of Directors (the "Committee").

  In 2000 and during the first quarter of 2001, the Company's broadcasting, milling and real estate subsidiaries each had a compensation committee. As stated below, certain actions taken by the subsidiaries' compensation committees were subject to review and approval of the Compensation Committee of the Company.

  The Committee is responsible for: (i) reviewing and establishing the salary of officers and selected other key management employees of the Company, as well as reviewing and considering for approval, prior to their effective date, the salaries of key management employees of subsidiaries set by the subsidiaries' Compensation Committees, where a salary exceeds an amount set from time to time by the Committee; (ii) reviewing and establishing all cash bonuses under and pursuant to the Fisher Companies Management Incentive Plan, as well as reviewing and considering for approval, prior to their effective date, bonuses established under and pursuant to Management Incentive Plans of subsidiaries;
(iii) reviewing and recommending changes in compensation for members of the Company's Board of Directors and its Chairman; (iv) administering the equity incentive plans of the Company and reviewing and establishing all stock options and stock rights to be granted to officers and selected other key management employees of the Company and its subsidiaries; (v) authorizing the enrollment of selected management employees of the Company as new participants in the supplemental retirement plan; and (vi) recommending to the Board any additional compensation or employee benefit programs of a substantial nature and changes to existing programs of the Company or its subsidiaries. The members of the Committee, which met five times during 2000, are James W. Cannon, Chair, Phelps
K. Fisher, Donald G. Graham, Jr. and John D. Mangels. In the course of discharging its duties, the Committee utilizes the services of appropriate independent consultants.

Approach to Compensation

  Under the supervision of the compensation committees, the Company has designed its executive pay programs to: (i) attract and retain high-caliber personnel on a long-term basis; (ii) encourage the creation of shareholder value; (iii) link compensation to business results and shareholder returns over time; and (iv) maintain an appropriate balance between base salary and short- and long-term incentive opportunities.

Elements of Compensation

  The Company's executive compensation program is comprised of three main components: (i) base salaries; (ii) annual cash bonuses to focus maximum effort on achieving profitability, operating accountabilities, and personal growth; and (iii) long-term incentives in the form of stock options and stock rights to focus efforts on achieving long-term growth in shareholder value.

  The Committee believes that this three-part approach serves the interests of the Company and its shareholders. It enables the Company to meet the requirements of the highly competitive environment in which the Company operates while ensuring that executive officers are compensated in a way that advances both the short- and long-term interests of shareholders. Under this approach, compensation for these officers involves a high proportion of pay that is "at risk"--namely, the annual bonus and stock incentives. Annual cash bonuses permit individual performance to be recognized on an annual basis, and are based, in significant part, on an evaluation of the contribution made by the officer to Company performance. Stock options and stock rights cause a significant portion of long-term remuneration to be directly related to stock price performance. The Committee believes that the overall compensation of the executive officers is competitive with compensation offered by similar companies.

  Base Salaries. Base salaries are compared with independent salary surveys, and consultants are utilized on a regular basis to assure that the base compensation component is competitive with compensation offered by similar companies. The most recent survey compared the Company's overall compensation with overall compensation of companies representing each business segment in which the Company competes for executive talent and included 284 companies in the corporate segment, 49 from the broadcasting segment and 37 from the real estate segment.

  Annual Cash Bonuses. Annual cash bonuses may be awarded to executives and key management employees as provided by Management Incentive Plans designed to reward the achievement of high performance standards. Up to 40% of each bonus is based on operating performance. The balance of each bonus is based upon the attainment of one or more individual performance goals which will be: (i) objective and measurable; (ii) directly linked to the annual budget or business plan; and (iii) related to the accomplishment of milestones on a long-term project. The calculation of each bonus takes into account both the level of achievement and the importance of each goal. The achievement of each goal is determined separately, and no bonus for a specific goal is paid unless at least 90% of that goal is achieved. The amounts of bonuses earned in 2000, paid in 2001, reflect the fact that each of the broadcasting, real estate and milling subsidiaries exceeded its 2000 profit goal.

  Long-term Incentive Program. In 1995 the Company's shareholders approved the Fisher Companies Incentive Plan of 1995, a stock incentive program that has been an element of executive compensation since its approval. The purpose of the Plan is to provide selected key management employees of the Company or its subsidiaries with an inducement to remain in the employ of the Company and to participate in the ownership of the Company and with added incentive to advance the interests of the Company and increase the value of the Company's common stock.

  Under the Plan, the Committee in its sole discretion may grant stock options, performance stock rights, and restricted stock rights ("RSRs") in amounts and on terms consistent with the Plan. During 2000 and 2001, the Committee only awarded stock options.

  Grants of stock options and RSRs are made on an individual basis. The Committee bases each grant on the individual's responsibilities, potential for advancement, current salary, previous grants, the current price of Company common stock, the performance of Company common stock over time and, for all individuals other than the Chief Executive Officer, the recommendation of the Chief Executive Officer. The Committee considers previous grants as well as the different nature of stock options and RSRs in making awards.

  Stock options are awarded at the fair market value of Company common stock on the grant date and typically vest in 20% increments on the first, second, third, fourth and fifth anniversary of the grant date. The Committee has never rescinded an outstanding option and reissued it at a lower exercise price.

  RSRs entitle the holder to receive a specified number of shares of Company common stock or cash equal to the fair market value of such shares on the vesting date. RSRs typically vest and are settled in 20% increments on the first, second, third, fourth and fifth anniversary of the grant date. Holders of RSRs are paid amounts equivalent to the dividends that would have been paid on the same number of shares of Company common stock until the shares become vested.

  At December 31, 2000, there were 52 participants in the Plan; outstanding options to purchase an aggregate of 355,138 shares of Company common stock; and outstanding RSRs entitling the holders to receive an aggregate of 12,987 shares of Company common stock. On December 31, 2000, 163,523 shares of Company common stock remained available for future options and RSRs.

  Retirement Program. The Company's retirement program includes three basic tax-qualified plans: The Fisher Broadcasting Inc. Pension Trust which is available to eligible employees of Fisher Broadcasting Inc., the Retirement Plan for Certain Employees of Fisher Mills Inc. which is available to eligible employees of the Company, Fisher Mills Inc. and Fisher Properties Inc., and the Fisher 401(k) Retirement Plan, which is available to eligible employees of the Company and all of its subsidiaries. All benefit accruals under the Fisher Broadcasting Inc. Pension Trust ceased as of June 30, 2000, and that plan is presently in the process of being terminated. In addition, the Company and its subsidiaries have supplemental retirement plans ("SRPs") for certain executive and management personnel of the Company, Fisher Broadcasting Inc., Fisher Mills Inc. and Fisher Properties Inc. to provide for benefits which cannot be included in the tax-qualified plans. These plans are described in more detail elsewhere in this Proxy Statement.

  Other Employee Benefits. The Company and its subsidiaries offer other benefit plans, e.g., vacation; sick leave; and medical, disability, life and accident insurance, to all full-time employees. Retiree medical benefits are offered to all employees of the Company, Fisher Mills Inc. and Fisher Properties Inc. In addition, certain benefits, e.g., auto allowances and club dues, are provided to some executives, including the Named Executive Officers (except for Mr. Scott following his resignation).

Considerations in Connection with Compensation Levels

  Company Performance

  The directors regularly review the Company's performance and the achievement of shareholder value. This includes review of customary financial measures with respect to the Company, e.g., the Company common stock price and the common stock prices of comparable companies, the revenue and profit growth of the Company's operating subsidiaries, and financial strength and management of financial resources.

  Individual Performance

  In connection with compensation for individual executive officers, the Committee consulted with the Chief Executive Officer in evaluating each individual's leadership and managerial abilities, achievement of business unit and corporate objectives, potential for advancement or promotion and the relative value of the individual's performance in the overall achievement of the Company's objectives. In addition, in connection with the award of a stock option or RSR, the Committee considered the amount and terms of any previous award and the current price of the Company common stock.

  The Committee also reviewed information regarding compensation practices and levels of competitors of the Company and its operating subsidiaries as well as non-competing companies of a similar size to the Company and its operating subsidiaries as compiled by an independent consulting firm or collected by the Company.

  The Committee believes that the approach to compensation which it has adopted achieves the general purposes of the Company's compensation objectives.

  Chief Executive Officer's Compensation

  The Chief Executive Officer's compensation is based on an evaluation of several performance factors. Where possible, objective measurements are used with heavy emphasis on the Company's financial results. In addition, a number of subjective evaluations of performance are used including, but not limited to, general leadership qualities, effective management of the Company's human resources, the ability to anticipate and prepare for future opportunities and problems and the ability to maintain and augment the perception of the Company as a good corporate citizen in the communities in which it conducts business.

  These evaluations and independent survey data are used to establish the total compensation to be paid to the Company's Chief Executive. Once total compensation has been determined, it is divided into the same component parts (base salary, cash bonus, stock options and rights) and in approximately the same proportion as for the other management employees participating in the Company's executive compensation programs.

  The amount of bonus earned in 2000, paid in 2001, recognizes the fact that three subsidiaries exceeded 100% of their profit goals for 2000. In addition to the achievement of profit goals, the determination of the amount of bonus to be paid included a careful evaluation of performance in several other areas, including: (i) the successful acquisition of or investment in additional businesses which have potential for long-term increase in shareholder value,
(ii) effective management of the Company's financial resources, (iii) strong strategic leadership in technology areas vital to the Company's long-term success in the information and communications business, and (iv) effective development and management of the Company's human resources.

Additional Information

  The tables under "Executive Compensation" accompany this report and reflect the decisions covered by the foregoing discussion.

  Section 162(m) of the Internal Revenue Code (the "Code"), enacted in 1993, generally disallows a tax deduction to public companies for compensation over $1 million paid to the Company's executive officers. The Company may pay compensation that exceeds this amount.

  This report is submitted over the names of the members of the Compensation
Committee:

                             James W. Cannon, Chair
                                Phelps K. Fisher
                             Donald G. Graham, Jr.
                                John D. Mangels

                            STOCK PERFORMANCE GRAPH

  The graph presented below illustrates the cumulative total return, as of December 31 of each year presented, to shareholders of the Company compared with the S&P 500 and the Russell 2000 stock indices assuming that $100 were invested in each on December 31, 1995 and that all dividends were reinvested. The Company does not believe that it can reasonably identify similar companies for purposes of peer group comparison because of its diverse lines of business. The Russell 2000 index was thus selected as it represents companies with similar market capitalization to the Company. Historical stock price performance is not necessarily indicative of future price performance.

                           [STOCK PERFORMANCE GRAPH]

                1995    1996    1997    1998    1999    2000
                ----    ----    ----    ----    ----    ----
Fisher           100     133     166     192     176     159
S&P 500          100     123     164     211     255     232
Russell 2000     100     116     143     139     168     163

              Sources: Standard & Poor's and Frank Russell Company

                     Proposal No. 2--Approval Of The Fisher
                     Communications Incentive Plan Of 2001

  On February 14, 2001, the Board of Directors adopted, subject to shareholder approval, the 2001 Plan, to be effective as of April 26, 2001 (attached hereto as Annex B). The Board has full discretion to determine the number of options and rights to be granted to employees under the 2001 Plan, subject to an annual limitation on the total number of options that may be granted to any employee. Prior to the Annual Meeting, the Company will not grant any options or rights under the 2001 Plan.

  The 2001 Plan is not materially different from the Amended and Restated Fisher Communications Incentive Plan of 1995 as described in Proposal 3 (the "Amended 1995 Plan"), except that (1) 600,000 shares will be committed to the 2001 Plan, as opposed to 560,000 committed to the Amended 1995 Plan and (2) new language regarding performance stock rights and performance goals has been added to the 2001 Plan to satisfy the requirements for deductibility under
Section 162(m) of the Code (which provides that to qualify certain awards where vesting is dependent on the achievement of performance goals, the material terms of such performance goals be approved by the Company's shareholders).

  Vote Required. Shareholders are requested in this Proposal 2 to approve the 2001 Plan. The affirmative vote of a majority of the votes cast will be required to approve the 2001 Plan. Abstentions and broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

                       The Board of Directors Recommends
                         A Vote IN FAVOR of Proposal 2

  Summary Of the 2001 Plan

General

  The 2001 Plan provides for the grant of incentive stock options, non-statutory stock options (along with incentive stock options, the "Options"), restricted stock rights ("RSRs") and performance stock rights ("PSRs," and along with RSRs, the "Rights"). Incentive stock options granted under the 2001 Plan are intended to qualify as "incentive stock options" within the meaning of
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). Nonstatutory stock options granted under the 2001 Plan are not intended to qualify as incentive stock options under the Code. See "Federal Income Tax Information" for a discussion of the tax treatment of incentive and nonstatutory stock options.

Purpose

  The purpose of the 2001 Plan is to provide selected eligible key employees of the Company and any present or future subsidiary (a "Subsidiary") with an inducement to remain in the employ of the Company and to participate in the ownership of the Company and to provide them with additional incentive to advance the interests of the Company and increase the value of the Company's common stock (the "Common Stock").

Administration

  The 2001 Plan is administered by a committee appointed by the Board of Directors, consisting of not less than three members of the Board, all of whom are nonemployee directors, as that term is defined in Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the "Committee"). The Committee has the power to construe and interpret the 2001 Plan and, subject to the provisions of the 2001 Plan, to determine, among other things, the persons to whom and the dates on which such Options and Rights will be granted, the number of shares subject to each Option or Right, the time or times during the term of each Option or Right within which all or a portion of such Option may be exercised, the exercise price, the terms and conditions of the Rights, and such other determinations as may be appropriate for administration of the 2001 Plan. As used herein with respect to the 2001 Plan, the "Board" refers to the Committee as well as to the Board of Directors itself.

Stock Subject To the 2001 Plan

  The number of shares of stock that may be issued and sold pursuant to the Options and Rights granted under the 2001 Plan may not exceed 600,000. If options granted under the 2001 Plan expire, are cancelled or otherwise terminate without being exercised, the shares of Common Stock subject to such expired, cancelled or terminated options will again be available for grant under the 2001 Plan.

Eligibility

  Options and Rights may be granted only to salaried key management employees of the Company or a subsidiary (including officers and directors who are also salaried employees) who, in the judgement of the Committee, will perform services of special importance in the management, operation and development of the business of the Company or the businesses of one or more of its subsidiaries. No Option or Right may be granted under the 2001 Plan to any person who, immediately after the Option or Right is granted, owns (or is deemed to own) stock possessing more than 5% of the total combined voting power of the Company, or a Subsidiary. In addition, no Option or Right may be granted to an employee during or after the calendar year in which such employee reaches the age of sixty-five (65). The maximum number of shares with respect to which an Option may be granted and the maximum number of shares payable under a PSR for any performance cycle is 60,000 shares, such limitations to be applied in a manner consistent with, and only to the extent required for compliance with the exclusion from the limitation on deductibility of compensation under Section 162(m) of the Code. The aggregate fair market value, determined at the time of grant, of the shares of Common Stock with respect to which incentive stock options granted under the 2001 Plan are exercisable for the first time by an optionee during any calendar year (under all such plans of the Company and its Subsidiaries) may not exceed $100,000.

Terms of Options

  The following is a description of the permissible terms of Options under the 2001 Plan. Individual Option grants may be more restrictive as to any or all of the permissible terms described below.

  Exercise Price; Payment. The exercise price of an Option under the 2001 Plan may not be less than 100% of the fair market value of the Common Stock subject to the Option on the date of the Option grant. On March 8, 2001, the closing price of the Company's Common Stock as reported on the OTC Bulletin Board was $60.00 per share. The exercise price of Options granted under the 2001 Plan must be paid: (i) in cash, (ii) by tender to the Company, or attestation to the ownership of, shares of Common Stock of the Company held by the optionee for more than six months, at their fair market value or (iii) by a combination of the cash and shares. The Company may not extend credit or otherwise aid employees in financing their purchases of stock pursuant to Options granted under the 2001 Plan.

  Option Repricing. The Committee may not offer employees the opportunity to replace outstanding higher priced Options with new lower priced Options, in the event of a decline in the value of the Company's Common Stock.

  Option Exercise. Options granted under the 2001 Plan may become exercisable ("vest") in cumulative increments as determined by the Committee; however, except in special circumstances described below, no Option may be exercised until the optionee has remained in the continuous employ of the Company or its Subsidiaries for at least one year from the date the Option is granted. The Company anticipates that Options granted under the 2001 Plan generally will be subject to vesting over a five-year period, with 20% vesting on each of five annual target dates designated in the written agreement granting such Options, provided that the optionee's employment by the Company or its Subsidiaries continues from the date of grant until the applicable vesting date. Shares covered by Options granted in the future under the 2001 Plan may be subject to different vesting terms. The Board has the power to accelerate the time during which an Option may be exercised.

  Term. The maximum term of the Options under the 2001 Plan is ten years from the date of grant. The 2001 Plan provides for earlier termination of an Option due to the optionee's cessation of service. Options under the 2001 Plan generally will terminate three months after the optionee's cessation of service or the expiration date of the Option, whichever is shorter, unless the optionee's employment terminates due to normal retirement (the optionee having become age sixty-five), disability or death. If an optionee retires under the normal retirement policies of the Company or a Subsidiary having become age sixty-five, the Option may be exercised, to the extent vested and exercisable, for up to five years after the optionee's cessation of employment. In the event the optionee's employment terminates due to the optionee's disability, as classified pursuant to any disability plan maintained by the Company or as determined by the Committee in its sole discretion (a "Disability"), the Option will become fully vested and exercisable and may be exercised at any time prior to the Option's expiration date. If an optionee dies while in the employ of the Company or a Subsidiary, or dies following termination of employment due to normal retirement or Disability but during the period the Option otherwise could have been exercised, the Option will become fully vested and exercisable and may be exercised at any time prior to the Option's expiration date by the person or persons to whom such rights under the Option shall pass by will or by the laws of descent and distribution. With respect to a decedent who dies within the option exercise period and whose employment was terminated for any reason other than normal retirement, death or Disability, the Option may be exercised at any time prior to the Option's expiration date, but only to the extent exercisable on the decedent's date of cessation of employment.

Terms of Restricted Stock Rights

  The Committee may grant any eligible employee RSRs that would entitle such employee to receive a stated number of shares of Common Stock if the holder, for a stated period of time (the "Restricted Period"), remains employed by the Company or one of its Subsidiaries or, following a holder's normal retirement, serves on the Board of Directors or in another capacity approved by the Committee. The Committee has discretion to designate the length of the Restricted Period, but in no event may the Restricted Period extend beyond the fifth anniversary date of the employee's termination of employment.

  A holder of RSRs will not be entitled to any of the rights of a shareholder prior to settlement of the RSR at the end of the Restricted Period. During the Restricted Period, however, the Company will pay to the holder, as additional compensation, an amount in cash equal to the dividends that would have been payable during such period on the number of shares underlying the RSRs.

  In the event a holder of an RSR fails to satisfy the employment or service requirements of the RSR, the holder loses the right to receive stock under the RSR, except that in the event a holder of an RSR is unable to satisfy such requirements because of death or Disability, then the holder or the personal representative of the holder's estate will be issued shares of Common Stock equal in number to the total number of unissued shares covered by the RSRs, without regard to any employment or other service requirement stated in the RSRs.

Terms of Performance Stock Rights

  The Committee may grant any eligible employee PSRs that entitle the holder to receive a stated number of shares of Common Stock if specified performance goals are met within a specified performance cycle. The Committee has discretion to determine the employees who receive PSRs, to specify the number of shares for each performance cycle, to establish the length of the performance cycle and to establish performance goals with respect to the Company, a Subsidiary or an operating group, division, or unit of the Company or a Subsidiary.

  The Committee shall establish performance goals for each performance cycle, not later than ninety (90) days after the beginning of the performance cycle and on the basis of such criteria and to accomplish such objectives as the Committee selects. The Committee has authority to adjust performance goals during any performance cycle as it deems equitable in recognition of unusual or nonrecurring events affecting the Company, changes in applicable tax laws or accounting principles, or such other factors as the Committee may determine; provided, however, that the Committee may not adjust performance goals for any participant who is a covered employee for purposes of Section 162(m) of the Code for the year in which a PSR is settled if the adjustment would increase the amount of compensation otherwise payable to the covered employee. To the extent the performance goals of a PSR are satisfied, the Company will settle the earned portion of the PSR by the issuance and delivery of unrestricted shares equal to the number of earned shares. If the performance goals are not met by the expiration of the performance cycle, the PSR shall expire and the holder shall have no further rights thereunder. The Company shall not make dividend equivalent payments with respect to shares subject to PSRs.

  If a PSR holder's employment terminates for any reason prior to the expiration of the performance cycle specified in the PSR, then, except to the extent the Committee may decide otherwise in select situations, the holder will lose all rights thereafter to receive any stock under the PSR.

Restrictions on Transfer

  An Option or Right granted under the 2001 Plan may not be transferred except by will or by the laws of descent and distribution. An Option or Right may be exercised during the lifetime of the person to whom the option is granted only by such person, such person's guardian or the holder of such person's power of attorney.

Effect of Certain Changes in Capital Structure

  In the event that the outstanding shares of stock are increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation due to any stock dividend, stock split, reverse stock split, recapitalization, consolidation, reclassification, reorganization, merger, rights offering or similar change in the capital structure of the Company, appropriate adjustments will be made (i) in the number and kind of shares as to which such outstanding Options or Rights may be granted under the Plan and (ii) in the exercise price per share of any outstanding Options or Rights. Appropriate adjustments will also be made in the number and kind of shares as to which outstanding Options and Rights, or portions thereof then unexercised, shall be exercisable so as to maintain the proportionate interest of the existing holder of an Option or Right. In the event of a dissolution or liquidation of the Company or a reorganization, merger or consolidation with one or more corporations, the Board may, in its sole discretion, provide a thirty day period immediately prior to such event in which it accelerates the vesting in whole or in part and exercisability of any Option or Right. Any adjustment made by the Board shall be conclusive.

Duration, Amendment and Termination

  The Board of Directors may amend or terminate the 2001 Plan at any time, provided that (i) no amendment may be made that would impair any Option or Right granted to any employee without such employee's consent or would withdraw the administration of the 2001 Plan from a Committee duly qualified under the 2001 Plan and (ii) any amendment that would materially increase the benefits accruing to Plan participants, increase the number of securities issuable under the 2001 Plan or modify the eligibility requirements for participation in the 2001 Plan must be submitted to the Company's shareholders for their approval at the next Annual or special meeting after adoption by the Board. The 2001 Plan will expire on April 26, 2008, except as to those Options and Rights then outstanding which will remain in effect until they have been exercised or have expired in accordance with their terms.

Federal Income Tax Information

  Incentive Stock Options. When an optionee exercises an incentive stock option while employed by the Company or one of its subsidiaries or within the three-month (one year for disability) period after termination of employment, no ordinary income will be recognized by the optionee at that time. The excess (if any) of the fair market value of the shares acquired upon such exercise over the option price (the "Spread") will be an adjustment to the taxable income of the optionee for alternative minimum tax purposes. If the shares acquired upon exercise are not disposed of prior to the expiration of (a) one year after the date of the transfer of such shares to the optionee and (b) two years after the date of grant of the option (collectively, the "Holding Period Requirements"), the excess (if any) of the sales proceeds over the aggregate option price of such shares will be long-term capital gain. If the shares are disposed of prior to the expiration of the Holding Period Requirements (a "disqualifying disposition"), the Spread (up to the amount of the gain on the disposition) will be ordinary income at the time of such disqualifying disposition. If an incentive stock option is exercised by the optionee more than three months (one year for disability) after termination of employment, the tax consequences are the same as described below for nonqualified stock options.

  Nonqualified Stock Options. When an optionee exercises a nonqualified stock option, the difference between the option price and any higher fair market value of the shares on the date of exercise will be ordinary income to the optionee. When an optionee disposes of shares acquired by exercise of the option, any amount received in excess of the market value of the shares on the date of exercise will be treated as long-term or short-term capital gain, depending upon the holding period with respect to such shares. If the amount received is less than the market value of the shares on the date of exercise, the loss will be treated as long-term or short-term capital loss, depending upon the holding period with respect to such shares.

  Restricted Stock Rights and Performance Stock Rights. Generally, when a participant receives payment with respect to RSRs or PSRs, the amount of cash and the fair market value of the shares received will be ordinary income to the participant.

  Tax Consequences to Fisher Communications. In the foregoing cases, the Company will be entitled to a deduction at the same time and in the same amount as the optionee recognizes income.

  The above discussion summarizes the federal income tax consequences of the 2001 Plan based on current provisions of the Code and applicable Treasury regulations, which are subject to change, possibly with retroactive effect. The summary does not cover any state or local tax consequences of participation in the 2001 Plan.

                  Proposal No. 3--Approval Of The Amended And
             Restated Fisher Communications Incentive Plan Of 1995

  In 1995 the Company adopted the original Fisher Companies Incentive Plan of 1995 (the "Fisher Plan"). In February 2001, the Board of Directors of the Company approved amendments to and restatement of the Fisher Plan in the form of the Amended and Restated Fisher Communications Incentive Plan of 1995 (the "Amended 1995 Plan"). At the Annual Meeting, the shareholders are being asked to approve the Amended 1995 Plan (attached hereto as Annex C). The amendments incorporated in the Amended 1995 Plan (1) give authority to the plan administrator to accelerate the vesting of any rights or options granted under the plan in connection with an employee's termination of employment, (2) change the number of shares available for issuance under the Amended 1995 Plan from 280,000 to 560,000 (so as to properly reflect the 2-for-1 stock split effective in March 1998), (3) limit the number of options that may be granted to any individual during any calendar year to 60,000 (to satisfy the requirements for deductibility under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code")), (4) eliminate the requirement that an option must be exercised within one year of termination in the event of termination due to disability and (5) allow an optionee's attorney-in-fact, in addition to the optionee or his or her guardian, to exercise an option or right granted under the Amended 1995 Plan. The Company will not grant any new options, rights or stock awards under the Amended 1995 Plan following the approval of the 2001 Plan by the shareholders of the Company.

  Vote Required. Shareholders are requested in this Proposal 3 to approve the Amended 1995 Plan. The affirmative vote of a majority of the votes cast will be required to approve the Amended 1995 Plan. Abstentions and broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

                       The Board of Directors Recommends
                         A Vote IN FAVOR of Proposal 3

  Summary of the Amended 1995 Plan

General

  The Amended 1995 Plan provides for the grant of incentive stock options, non-statutory stock options (along with incentive stock options, the "Options"), restricted stock rights ("RSRs") and performance stock rights ("PSRs," and along with RSRs, the "Rights"). Incentive stock options granted under the Amended 1995 Plan are intended to qualify as "incentive stock options" within the meaning of Section 422 of the Code. Nonstatutory stock options granted under the Amended 1995 Plan are not intended to qualify as incentive stock options under the Code. See "Federal Income Tax Information" for a discussion of the tax treatment of incentive and nonstatutory stock options.

Purpose

  The purpose of the Amended 1995 Plan is to provide selected eligible key employees of the Company and any present or future subsidiary (a "Subsidiary") with an inducement to remain in the employ of the Company and to participate in the ownership of the Company and to provide them with additional incentive to advance the interests of the Company and increase the value of the Company's Common Stock.

Administration

  The Amended 1995 Plan is administered by a committee appointed by the Board of Directors, consisting of not less than three members of the Board, all of whom are nonemployee directors, as that term is defined in Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the "Committee"). The Committee has the power to construe and interpret the Amended 1995 Plan and, subject to the provisions of the Amended 1995 Plan, to determine, among other things, the persons to whom and the dates on which such Options and Rights will be granted, the number of shares subject to each Option or Right, the time or times during the term of each Option or Right within which all or a portion of such Option may be exercised, the exercise price, the terms and conditions of the Rights, and such other determinations as may be appropriate for administration of the Amended 1995 Plan. As used herein with respect to the Amended 1995 Plan, the "Board" refers to the Committee as well as to the Board of Directors itself.

Stock Subject To the Amended 1995 Plan

  The number of shares of stock that may be issued and sold pursuant to the Options and Rights granted under the Amended 1995 Plan may not exceed 560,000. If options granted under the Amended 1995 Plan expire, are cancelled or otherwise terminate without being exercised, the shares of Common Stock subject to such expired, cancelled or terminated options will again be available for grant under the Amended 1995 Plan; provided that as of the effective date of the 2001 Plan, no further grants of stock options, restricted stock rights or performance stock rights shall be made under the Amended 1995 Plan.

Eligibility

  Options and Rights may be granted only to salaried key management employees of the Company or a subsidiary (including officers and directors who are also salaried employees) who, in the judgement of the Committee, will perform services of special importance in the management, operation and development of the business of the Company or the businesses of one or more of its subsidiaries. No Option or Right may be granted under the Amended 1995 Plan to any person who, immediately after the Option or Right is granted, owns (or is deemed to own) stock possessing more than 5% of the total combined voting power of the Company, or a Subsidiary. In addition, no Option or Right may be granted to an employee during or after the calendar year in which an employee reaches the age of sixty-five (65). The maximum number of shares with respect to which an Option may be granted is 60,000 shares, such limitations to be applied in a manner consistent with, and only to the extent required for compliance with the exclusion from the limitation on deductibility of compensation under Section 162(m) of the Code. The aggregate fair market value, determined at the time of grant, of the shares of Common Stock with respect to which incentive stock options granted under the Amended 1995 Plan are exercisable for the first time by an optionee during any calendar year (under all such plans of the Company and its Subsidiaries) may not exceed $100,000.

Terms of Options

  The following is a description of the permissible terms of Options under the Amended 1995 Plan. Individual Option grants may be more restrictive as to any or all of the permissible terms described below.

  Exercise Price; Payment. The exercise price of an Option under the Amended 1995 Plan may not be less than 100% of the fair market value of the Common Stock subject to the Option on the date of the Option grant. On March 8, 2001, the closing price of the Company's Common Stock as reported on the OTC Bulletin Board was $60 per share. The exercise price of Options granted under the Amended 1995 Plan must be paid: (i) in cash, (ii) by tender to the Company, or attestation to the ownership of, shares of Common Stock of the Company held by the optionee for more than six months, at their fair market value or (iii) by a combination of the cash and shares. The Company may not extend credit or otherwise aid employees in financing their purchases of stock pursuant to Options granted under the Amended 1995 Plan.

  Option Exercise. Options granted under the Amended 1995 Plan may become exercisable ("vest") in cumulative increments as determined by the Committee; however, except in special circumstances described below, no Option may be exercised until the optionee has remained in the continuous employ of the Company or its Subsidiaries for at least one year from the date the Option is granted. The Company anticipates that Options granted under the Amended 1995 Plan generally will be subject to vesting over a five-year period, with 20% vesting on each of five annual target dates designated in the written agreement granting such Options, provided that the optionee's employment by the Company or its Subsidiaries continues from the date of grant until the applicable vesting date. Shares covered by Options granted in the future under the Amended 1995 Plan may be subject to different vesting terms. The Board has the power to accelerate the time during which an Option may be exercised.

  Term. The maximum term of the Options under the Amended 1995 Plan is ten years from the date of grant. The Amended 1995 Plan provides for earlier termination of an Option due to the optionee's cessation of service. Options under the Amended 1995 Plan generally will terminate three months after the optionee's cessation of service or the expiration date of the Option, whichever is shorter, unless the optionee's employment terminates due to normal retirement (the optionee having become age sixty-five), disability or death. If an optionee retires under the normal retirement policies of the Company or a Subsidiary having become age sixty-five, the Option may be exercised, to the extent vested and exercisable, for up to five years after the optionee's cessation of employment. In the event the optionee's employment terminates due to the optionee's disability, as classified pursuant to any disability plan maintained by the Company or as determined by the Committee in its sole discretion (a "Disability"), the Option will become fully vested and exercisable and may be exercised at any time prior to the Option's expiration date. If an optionee dies while in the employ of the Company or a Subsidiary, or dies following termination of employment due to normal retirement or Disability but during the period the Option otherwise could have been exercised, the Option will become fully vested and exercisable and may be exercised at any time prior to the Option's expiration date by the person or persons to whom such rights under the Option shall pass by will or by the laws of descent and distribution. With respect to a decedent who dies within the option exercise period and whose employment was terminated for any reason other than normal retirement, death or Disability, the Option may be exercised at any time prior to the Option's expiration date, but only to the extent exercisable on the decedent's date of cessation of employment.

Terms of Restricted Stock Rights

  The Committee may grant any eligible employee RSRs that would entitle such employee to receive a stated number of shares of Common Stock if the holder, for a stated period of time (the "Restricted Period"), remains employed by the Company or one of its Subsidiaries or, following a holder's normal retirement, serves on the Board of Directors or in another capacity approved by the Committee. The Committee has discretion to designate the length of the Restricted Period, but in no event may the Restricted Period extend beyond the fifth anniversary date of the employee's termination of employment.

  A holder of RSRs will not be entitled to any of the rights of a shareholder prior to settlement of the RSR at the end of the Restricted Period. During the Restricted Period, however, the Company will pay to the holder, as additional compensation, an amount in cash equal to the dividends that would have been payable during such period on the number of shares underlying the RSRs.

  In the event a holder of an RSR fails to satisfy the employment or service requirements of the RSR, the holder loses the right to receive stock under the RSR, except that in the event a holder of an RSR is unable to satisfy such requirements because of death or Disability, then the holder or the personal representative of the holder's estate will be issued shares of Common Stock equal in number to the total number of unissued shares covered by the RSRs, without regard to any employment or other service requirement stated in the RSRs.

Terms of Performance Stock Rights

  The Committee may grant any eligible employee PSRs that entitle the holder to receive shares of Common Stock if specified performance goals are met within a specified performance cycle. The Committee has discretion to determine the employees who receive PSRs, to specify the number of shares for each performance cycle, to establish the length of the performance cycle and to establish performance goals with respect to the Company.

  To the extent the performance goals of a PSR are satisfied, the Company will settle the earned portion of the PSR by the issuance and delivery of unrestricted shares equal to the number of earned shares. If the performance goals are not met by the expiration of the performance cycle, the PSR shall expire and the holder shall have no further rights thereunder. The Company shall not make dividend equivalent payments with respect to shares subject to PSRs.

  If a PSR holder's employment terminates for any reason prior to the expiration of the performance cycle specified in the PSR, then, except to the extent the Committee may decide otherwise in select situations, the holder will lose all rights thereafter to receive any stock under the PSR.

Restrictions on Transfer

  An Option or Right granted under the Amended 1995 Plan may not be transferred except by will or by the laws of descent and distribution. An Option or Right may be exercised during the lifetime of the person to whom the option is granted only by such person, such person's guardian or the holder of such person's power of attorney.

Effect of Certain Changes in Capital Structure

  In the event that the outstanding shares of stock are increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation due to any stock dividend, stock split, reverse stock split, recapitalization, consolidation, reclassification, reorganization, merger, rights offering or similar change in the capital structure of the Company, appropriate adjustments will be made (i) in the number and kind of shares as to which such outstanding Options or Rights may be granted under the Plan and (ii) in the exercise price per share of any outstanding Options or Rights. Appropriate adjustments will also be made in the number and kind of shares as to which outstanding Options and Rights, or portions thereof then unexercised, shall be exercisable so as to maintain the proportionate interest of the existing holder of an Option or Right. In the event of a dissolution or liquidation of the Company or a reorganization, merger or consolidation with one or more corporations, the Board may, in its sole discretion, provide a thirty day period immediately prior to such event in which it accelerates the vesting in whole or in part and exercisability of any Option or Right. Any adjustment made by the Board shall be conclusive.

Duration, Amendment and Termination

  The Board of Directors may amend or terminate the Amended 1995 Plan at any time, provided that (i) no amendment may be made that would impair any Option or Right granted to any employee without such employee's consent or would withdraw the administration of the Amended 1995 Plan from a Committee duly qualified under the Amended 1995 Plan and (ii) any amendment that would materially increase the benefits accruing to Plan participants, increase the number of securities issuable under the Amended 1995 Plan or modify the eligibility requirements for participation in the Amended 1995 Plan must be submitted to the Company's shareholders for their approval at the next Annual or special meeting after adoption by the Board. The Amended 1995 Plan will expire on April 27, 2002, except as to those Options and Rights then outstanding which will remain in effect until they have been exercised or have expired in accordance with their terms.

Federal Income Tax Information

  Incentive Stock Options. When an optionee exercises an incentive stock option while employed by the Company or one of its subsidiaries or within the three-month (one year for disability) period after termination of employment, no ordinary income will be recognized by the optionee at that time. The excess (if any) of the fair market value of the shares acquired upon such exercise over the option price (the "Spread") will be an adjustment to the taxable income of the optionee for alternative minimum tax purposes. If the shares acquired upon exercise are not disposed of prior to the expiration of (a) one year after the date of the transfer of such shares to the optionee and (b) two years after the date of grant of the option (collectively, the "Holding Period Requirements"), the excess (if any) of the sales proceeds over the aggregate option price of such shares will be long-term capital gain. If the shares are disposed of prior to the expiration of the Holding Period Requirements (a "disqualifying disposition"), the Spread (up to the amount of the gain on the disposition) will be ordinary income at the time of such disqualifying disposition. If an incentive stock option is exercised by the optionee more than three months (one year for disability) after termination of employment, the tax consequences are the same as described below for nonqualified stock options.

  Nonqualified Stock Options. When an optionee exercises a nonqualified stock option, the difference between the option price and any higher fair market value of the shares on the date of exercise will be ordinary income to the optionee. When an optionee disposes of shares acquired by exercise of the option, any amount received in excess of the market value of the shares on the date of exercise will be treated as long-term or short-term capital gain, depending upon the holding period with respect to such shares. If the amount received is less than the market value of the shares on the date of exercise, the loss will be treated as long-term or short-term capital loss, depending upon the holding period with respect to such shares.

  Restricted Stock Rights and Performance Stock Rights. Generally, when a participant receives payment with respect to RSRs or PSRs, the amount of cash and the fair market value of the shares received will be ordinary income to the participant.

  Tax Consequences to Fisher Communications. In the foregoing cases, the Company will be entitled to a deduction at the same time and in the same amount as the optionee recognizes income.

  The above discussion summarizes the federal income tax consequences of the Amended 1995 Plan based on current provisions of the Code and applicable Treasury regulations, which are subject to change, possibly with retroactive effect. The summary does not cover any state or local tax consequences of participation in the Amended 1995 Plan.

                         SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

  The following tables set forth information as of December 31, 2000, with respect to the shares of Company common stock beneficially owned by (i) the directors of the Company, (ii) the non-director executive officers of the Company named in the Summary Compensation Table, and (iii) each person known by the Company to own beneficially more than 5% of Company common stock. The number of shares beneficially owned by each shareholder is determined according to rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting power or investment power. As a consequence, several persons may be deemed to be the "beneficial owners" of the same shares. Except as noted below, each holder has sole voting and investment power with respect to shares of Company common stock listed as owned by such person or entity. When a person is a "co-trustee" or one of a number of directors of a corporation that owns shares of Company common stock, he or she has shared voting and investment power.

Directors:

                                  Shares of Common       Percentage of
Name                         Stock Beneficially Owned(1) Common Stock
----                         --------------------------- -------------
James W. Cannon                            500                  *

George D. Fisher                       725,936 (2)            8.5%

Phelps K. Fisher                       273,796 (3)            3.2%

William O. Fisher                      481,408 (4)            5.6%

Carol H. Fratt                             550 (5)              *

Donald G. Graham, Jr.                  920,656 (6)           10.8%

Donald G. Graham, III                  480,032 (7)            5.6%

Robin J. Campbell Knepper              921,610 (8)           10.8%

William. W. Krippaehne, Jr.             35,158 (9)              *

John D. Mangels                          1,000                  *

Jean F. McTavish                        61,400(10)              *

Jacklyn F. Meurk                        57,263(11)              *

George F. Warren, Jr.                  800,312(12)            9.4%

William W. Warren, Jr.                 801,242(13)            9.4%

---------------------
  * Less than 1%

 (1) Shares held directly with sole voting and sole investment power, unless otherwise indicated.

 (2) Mr. George D. Fisher owns 4,800 shares. In addition, he shares voting and investment power as one of three trustees of the D. R. Fisher Trust, as to the 477,008 shares held by such trust. Mr. Fisher is also President and a director of the D. R. Fisher Company, which owns 232,928 shares, and has sole voting and investment power with respect to such shares. Mr. Fisher is also considered the beneficial owner of 11,200 shares owned by Mr. Fisher's mother.

 (3) Mr. Phelps K. Fisher owns 84,960 shares. In addition, he has sole voting power and shared investment power as to 134,872 shares owned by K. R. Fisher Investment Company, and has sole voting power, pursuant to a power of attorney, as to 14,072 shares and 14,192 shares, respectively, owned by two of his adult sons. Mr. Fisher's wife owns 23,000 shares. Includes 2,700 shares subject to purchase within sixty days upon the exercise of stock options.

 (4) Mr. William O. Fisher owns 4,400 shares. In addition, he shares voting and investment power as one of three trustees of the D. R. Fisher Trust, as to the 477,008 shares held by such trust. This does not include any of the 232,928 shares held by D.R. Fisher Company, of which Mr. Fisher is a 1.125% shareholder.

 (5) Mrs. Fratt owns 200 shares, her husband owns 300 shares, and her daughter owns 50 shares.

 (6) Mr. Donald G. Graham, Jr. owns 36,960 shares. In addition, he has sole voting power and shared investment power as to the 465,632 shares owned by the O. D. Fisher Investment Company. Additionally, Mr. Graham has voting and investment power as to 36,960 shares held by the estate of his deceased wife, Felecia A. Graham, of which he is the personal representative and trustee, and he has voting power as to a total of 381,104 shares held by a trust under the will of Nellie Hughes Fisher, and a trust under the will of O. D. Fisher. Mr. Graham is the father of Donald
     G. Graham, III.

 (7) Mr. Donald G. Graham, III, owns 14,400 shares. In addition, he shares investment power as to 465,632 shares owned by the O. D. Fisher Investment Company (see footnote 2 under the table entitled "Beneficial Ownership of 5% or More of the Company's Stock"). Mr. Graham is the son of Donald G. Graham, Jr.

 (8) Mrs. Knepper owns 228,288 shares. Mrs. Knepper's husband owns 50 shares. In addition, she shares voting power, as co-trustee, as to 14,080 shares held by Trust A Under the Will of Peggy Locke Newman and 213,560 shares held by Trust B Under the Will of Peggy Locke Newman. Additionally, Mrs. Knepper shares investment power as to the 465,632 shares held by the O. D. Fisher Investment Company (see footnote 2 under the table entitled "Beneficial Ownership of 5% or More of the Company's Stock").

 (9) Mr. Krippaehne holds 456 shares in an Individual Retirement Account and owns 6,382 shares jointly with his wife. Includes 28,320 shares subject to purchase within sixty days upon the exercise of stock options.

(10) Ms. McTavish owns 240 shares. In addition, she shares voting and investment power, as one of three trustees, as to 61,160 shares held by a trust under the will of Vivien S. Fisher. Ms. McTavish is also one of two income beneficiaries under such trust.

(11) Ms. Meurk owns 3,200 shares jointly with her husband. She also has sole voting power, as trustee under the will of Ethlyn Gaige Fisher, as to 17,500 shares held by that trust. She is also a general partner in the Meurk Family Limited Partnership, which owns 11,440 shares, and shares voting and investment power with respect to such shares. Ms. Meurk also shares voting and investment power, as a trustee of the Revocable Living Trust of Elaine Fisher Gourlie, as to the 25,123 shares held by that trust.

(12) Mr. George F. Warren, Jr. shares voting and investment power, as one of several trustees, as to 480,368 shares owned by the Lula Fisher Warren Trust and is an income beneficiary of such trust. In addition, he shares investment power with respect to 319,944 shares owned by the Warren Investment Company, of which he is a director. Mr. Warren is a first cousin of William W. Warren, Jr.

(13) Mr. William W. Warren, Jr. owns 930 shares jointly with his wife. In addition, he shares voting and investment power, as one of several trustees, as to 480,368 shares owned by the Lula Fisher Warren Trust and is an income beneficiary of such trust. In addition, he shares investment power with respect to 319,944 shares owned by the Warren Investment Company, of which he is a director. Mr. Warren is a first cousin of George
     F. Warren, Jr.

Named Executive Officers (excluding officers who are also directors):

                                           Shares of Common       Percentage of
Name                                  Stock Beneficially Owned(1) Common Stock
------------------------------------  --------------------------- -------------
Patrick M. Scott                                  76,357(2)              *

R. Bryce Seidl                                       100(3)              *

Warren J. Spector                                  1,000(4)              *

Benjamin W. Tucker                                 1,000(5)              *

Mark A. Weed                                       9,846                 *

All Executive Officers and Directors
 as a Group (26 persons)                       3,448,833              40.3%

---------------------
 *  Less than 1%

(1) Share amounts include options to purchase shares of Company common stock which are exercisable within 60 days as follows: Patrick M. Scott 66,775 shares; Mark A. Weed 7,546 shares; directors and executive officers as a group 108,557 shares.

(2) Mr. Scott owns 1,400 shares and owns 8,182 shares jointly with his wife. Mr. Scott resigned effective July 6, 2000.

(3) Mr. Seidl owns 100 shares jointly with his sister.

(4) Mr. Spector's shares are held by the Warren J. Spector Trust.

(5) Mr. Tucker owns his shares jointly with his wife.

Beneficial Owners of 5% or More of the Company's Stock

                                    Number of     Percentage of
                                    Shares of      Outstanding
Name and Address                   Common Stock   Common Stock
---------------------------------  ------------   -------------
Bank of America Corporation         1,034,534(1)      12.1%
100 South Tryon Street
Charlotte, NC 28255

O. D. Fisher Investment Co.           465,632(2)      5.4%
600 University Street, Suite 1525
Seattle, WA 98101

Lula Fisher Warren Trust              480,368(3)      5.6%
Union Bank of California
P.O. Box 3123
Seattle, WA 98114

The D. R. Fisher Trust UW of          477,008(4)      5.6%
D. R. Fisher
P.O. Box 98549
Des Moines, WA 98198

Edward A. Gowey                       711,136(5)      8.3%
17869 Ballinger Way NE
Seattle, WA 98155

Wendy Jean Wagner                     480,368(6)      5.6%
1114 Tanglewood Drive
Cary, NC 27511

---------------------
(1) Bank of America Corporation, as a fiduciary, possesses shared voting and investment power as to 1,034,534 shares of Company common stock under a number of wills, trusts and agency arrangements.

(2) Mr. Donald G. Graham, Jr. is President and director of the O. D. Fisher Investment Company ("ODFICO") and is a 14.40% shareholder of the ODIFCO individually or in his capacity as personal representative and trustee of the estate of his deceased wife. He has sole voting power with respect to the shares of Company common stock owned by ODFICO. Mrs. Robin J. Campbell Knepper is Chairman of the Board of Directors of ODFICO, and a 4.96% shareholder thereof; Mr. Donald G. Graham, III is Vice President, a director, and a 3.86% shareholder of ODFICO. The 465,632 shares owned by ODFICO are also reported as beneficially owned by Ms. Campbell and Messrs. Donald G. Graham, Jr. and Donald G. Graham, III.

(3) The 480,368 shares held by the Lula Fisher Warren Trust are also reported as beneficially owned by Wendy Jean Wagner, George F. Warren, Jr., and William W. Warren, Jr., who share voting and investment power as trustees of such trust.

(4) Three trustees of the D. R. Fisher Trust share voting and investment power as to the 477,008 shares held by such trust. The shares held by the D. R. Fisher Trust are also reported as beneficially owned by Messrs. William O. Fisher, George D. Fisher and Edward A. Gowey as trustees of such trust.

(5) Mr. Gowey owns 1,200 shares jointly with his wife. In addition, he shares voting and investment power as one of three trustees of the D. R. Fisher Trust, as to the 477,008 shares held by such trust. Mr. Gowey is also an executive officer of the D R. Fisher Company which owns 232,928 shares in which he has sole investment power with respect to such shares.

(6) Ms. Wagner shares voting and investment power, as one of several trustees, as to 480,368 shares owned by the Lula Fisher Warren Trust and is an income beneficiary of such trust.

                          TRANSACTIONS WITH MANAGEMENT

  Certain directors and shareholders of the Company (together with employees and others), and/or entities in which such persons have direct or indirect interests, have made working capital loans to the Company. Such persons and/or entities hold promissory notes ("Notes") from the Company reflecting such loans. At December 31, 2000, the total amount of Notes payable was approximately $4.9 million. The Notes are payable on demand and bear interest at a rate equal to the 90-day certificate of deposit ("CD") rate for CDs of $100,000 or more as announced from time to time by Bank of America, less 0.25%. Terms of a senior credit facility entered into in June 1999 limit the amount the Company can borrow under these loan arrangements. Accordingly, the Company currently anticipates that it will continue existing borrowings until payment is requested by the lender; however no new borrowings in this manner will be made.

  At December 31, 2000, the Company was indebted under the loans described above to directors, or to entities in which such directors have a direct or indirect interest or serve in some capacity, in the following amounts: (i) Mr. Phelps K. Fisher, $182,000; (ii) Mr. Donald G. Graham, Jr., $1,502,000 to an estate of which he is the executor and trusts of which he is a trustee, and $4,000 to a corporation of which he is an officer and a director; and (iii) Jacklyn F. Meurk, $150,000 jointly with her spouse. Additionally, the Company is indebted to Mrs. Donald G. Graham, the mother of Mr. Donald G. Graham, Jr., in the amount of $2,904,000 and to Mrs. Susan Hubbach, the mother of Mrs. Carol Fratt, in the amount of $34,000.

  On June 29, 2000, the Company and Fisher Broadcasting Co. entered into a separation agreement with Patrick M. Scott which provided Mr. Scott with, among other things, medical and dental coverage and $1 million of disability and retirement benefits under the Company's supplemental retirement plan until Mr. Scott attains the age of 65. Mr. Scott will continue to accrue retirement benefits under the Company's supplemental retirement plan.

  On March 31, 2000, Fisher Mills Inc. ("FMI") and the Company entered into a Retention and Salary Continuation Agreement with Bryce Seidl. Pursuant to the agreement, if Mr. Seidl remains employed with FMI and a definitive agreement for a transaction resulting in a change of control of FMI is executed, then (1) Mr. Seidl will become fully vested under all applicable stock option, pension and benefit plans maintained by the Company and (2) Mr. Seidl will receive a lump sum payment equal to 60% of his annual base compensation within three days following the closing of such change of control transaction (provided that Mr. Seidl's employment is not terminated prior to closing by Mr. Seidl without good reason, as a result of Mr. Seidl's disability, retirement or death, or by FMI for cause). In addition, in the event Mr. Seidl terminates his employment for good reason or is terminated by FMI other than for cause, disability, retirement or death within six months following the a change of control of FMI, Mr. Seidl will be entitled to receive a payment equal to one and one-half times his annual base compensation, as well as outplacement services and continuation of health care coverage.

               COMPLIANCE WITH SECTION 16(a) FILING REQUIREMENTS

  Section 16(a) of the Securities Exchange Act of 1934, as amended, ("Section 16(a)") requires that all executive officers and directors of the Company and all persons who beneficially own more than 10 percent of outstanding Company common stock file reports with the Securities and Exchange Commission with respect to beneficial ownership of the Company's Securities. The Company has adopted procedures to assist its directors and executive officers in complying with the Section 16(a) filings.

  Based solely upon the Company's review of the copies of the filings which it received with respect to the fiscal year ended December 31, 2000, or written representations from certain reporting persons, the Company believes that all reporting persons made all filings required by Section 16(a) on a timely basis.

                            INDEPENDENT ACCOUNTANTS

  PricewaterhouseCoopers LLP, Independent Accountants, performed the audit of the consolidated financial statements for the Company for the year ended December 31, 2000. Representatives of PricewaterhouseCoopers LLP will be present at the Annual Meeting, and will have the opportunity to make a statement if they so desire. They also will be available to respond to appropriate questions.

                                 OTHER BUSINESS

  The Board of Directors knows of no other matters to be brought before the shareholders at the Annual Meeting. In the event other matters are presented for a vote at the meeting, the Proxy holders will vote shares represented by properly executed Proxies in their discretion in accordance with their judgment on such matters.

  At the meeting, management will report on the Company's business and shareholders will have the opportunity to ask questions.

                  INFORMATION CONCERNING SHAREHOLDER PROPOSALS

  Proposals of shareholders intended to be presented at the 2001 Annual Meeting of Shareholders must be received by the Secretary of the Company prior to November 27, 2001, for inclusion in the 2002 Proxy Statement and form of Proxy. In addition, if the Company receives notice of a shareholder proposal after February 10, 2002, the persons named as proxies in such Proxy Statement and form of Proxy will have discretionary authority to vote on such shareholder proposal.

                         ANNUAL REPORT TO SHAREHOLDERS

  Any shareholder may obtain without charge a copy of the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934 for the year ended December 31, 2000, including financial statements. Written requests for the Form 10-K should be addressed to David D. Hillard, Fisher Communications, Inc., 600 University Street, Suite 1525, Seattle, Washington 98101.

March 27, 2001

                                     BY ORDER OF THE BOARD OF DIRECTORS

                                     /s/ Sharon J. Johnston

                                     Sharon J. Johnston, Secretary

                                    ANNEX A

                          FISHER COMMUNICATIONS, INC.

                            AUDIT COMMITTEE CHARTER

                               September 6, 2000

I. GENERAL FUNCTIONS, AUTHORITY, AND ROLE

  The audit committee is a committee of the board of directors. Its primary function shall be to assist the board in fulfilling its oversight responsibilities by reviewing the financial information to be provided to the shareholders and others, the systems of internal controls that management and the board of directors have established, and the company's audit process.

  The audit committee shall have the power to conduct or authorize investigations into any matters within the committee's scope of responsibilities. In connection with such investigations or otherwise in the course of fulfilling its responsibilities under this charter, the audit committee shall have the authority to retain special legal, accounting, or other consultants to advise it, and may request any officer or employee of the company, its outside legal counsel or outside auditor to attend a meeting of the audit committee or to meet with any members of, or consultants to, the audit committee.

  The company's outside auditor shall be accountable to the board of directors and to the audit committee, and the board of directors and audit committee shall have the authority and responsibility to select, evaluate, and, where appropriate, replace the outside auditor. In the course of fulfilling its specific responsibilities hereunder, the audit committee shall strive to maintain an open avenue of communication between the company's outside auditor and the board of directors.

  The responsibilities of a member of the audit committee shall be in addition to such member's duties as a member of the board of directors.

  While the audit committee shall have the responsibilities and powers set forth in this charter, it shall not be the duty of the audit committee to plan or conduct audits or to determine whether the company's financial statements are complete, accurate, or in accordance with generally accepted accounting principles. These are the responsibilities of management and the outside auditor. Nor shall it be the duty of the audit committee to conduct investigations, to resolve disagreements, if any, between management and the outside auditor, or to assure compliance with laws and regulations or the company's own policies or code of conduct.

II. MEMBERSHIP

  The membership of the audit committee shall consist of at least five members of the board of directors who shall serve at the pleasure of the board of directors. The membership of the audit committee shall meet the independence and financial literacy and experience requirements of The Nasdaq Stock Market, Inc. or similar requirements of such other securities exchange or quotation system as may from time to time apply to the company. The audit committee is empowered to select its chairman from time to time.

  Audit committee members shall be designated by the full board of directors.

III. RESPONSIBILITIES

  The responsibilities of the audit committee shall be as follows:

  A.  GENERAL

  1. Meet at least twice per year, or more frequently as circumstances or the obligations of the audit committee require.

  2. Report audit committee actions to the board of directors with such recommendations as the committee may deem appropriate.

  3. Annually review and reassess the adequacy of this charter and submit it to the board of directors for approval.

  4. Perform such functions as may be assigned by law, the company's articles of incorporation or bylaws, or the board of directors.

  B.  OUTSIDE AUDITOR

  1. As necessary, consider with management and the outside auditor the rationale for employing audit firms other than the principal outside auditor.

  2. Recommend to the board of directors the outside auditor to be appointed, approve the compensation of the outside auditor, and, as necessary, review and approve the discharge of the outside auditor.

  3. Take reasonable steps to confirm the independence of the outside auditor, which shall include (a) ensuring receipt from the outside auditor of a formal written statement delineating all relationships between the outside auditor and the company, consistent with Independence Standards Board Standard No. 1, (b) discussing with the outside auditor any disclosed relationships or services that may impact the objectivity and independence of the outside auditor, and (c) as necessary, taking, or recommending that the board of directors take, appropriate action to oversee the independence of the outside auditor.

  C.  AUDIT PROCESS AND RESULTS

  1. Consider, in consultation with the outside auditor, the audit scope and plan of the internal auditors and the outside auditor.

  2. Review with the outside auditor the coordination of the audit effort for the effective use of audit resources.

  3.  Consider and review with the outside auditor:

    a. The adequacy of the company's internal controls including computerized information system controls and security.

    b. Any related significant findings and recommendations of the outside auditor together with management's responses thereto.

    c. The matters required to be discussed by Statement on Auditing Standards No. 61, as the same may be modified and supplemented from time to time.

  4. Review and discuss with management and the outside auditor at the completion of the annual examination:

    a.  The company's audited financial statements and related footnotes.

    b. The outside auditor's audit of the financial statements and their report thereon.

    c. Any significant changes required in the outside auditor's audit plan.

    d. Any serious difficulties or disputes with management encountered during the course of the audit.

    e. Other matters related to the conduct of the audit which are to be communicated to the committee under generally accepted auditing standards.

  5.  Consider and review with management:

    a. Significant findings during the year and management's responses thereto.

    b. Any difficulties encountered in the course of the outside auditor's audits, including any restrictions on the scope of their work or access to required information.

    c.  Any changes required in the planned scope of the audit plan.

  6. Meet with the outside auditor and management in separate executive sessions to discuss any matters that the committee or these groups believe should be discussed privately with the audit committee.

  D.  SECURITIES AND EXCHANGE COMMISSION FILINGS

  1. Review filings with the Securities and Exchange Commission and other published documents containing the company's financial statements.

  2. Prepare the report required by the rules of the Securities and Exchange Commission to be included in the company's annual proxy statement.

  E.  INTERNAL CONTROLS AND LEGAL MATTERS

  1. Review the company's policies and procedures with respect to officers' expense accounts and perquisites, including their use of corporate assets, and consider the results of any review of these areas by the outside auditor.

  2.  Review the company's statement on ethics.

                                    ANNEX B

                  FISHER COMMUNICATIONS INCENTIVE PLAN OF 2001

1. Purpose

  The purpose of the Plan is to provide selected eligible key employees of Fisher Communications, Inc. ("Company") or any present or future Subsidiary of the Company with an inducement to remain in the employ of the Company and to participate in the ownership of the Company, and with added incentives to advance the interests of the Company and increase the value of the Company's common stock.

2. Definitions

  "Code" shall mean the Internal Revenue Code of 1986, as amended.

  "Committee" shall mean the committee described in Section 3 hereof and selected by the Company's Board of Directors to administer the Plan.

  "Disability" shall mean that the person has been classified as disabled pursuant to any disability plan maintained by the Company, or in the absence of such classification, as determined by the Committee in its sole discretion.

  "Nonemployee Director" has the meaning set forth in Rule 16b-3 under the Securities Exchange Act of 1934, as amended.

  "Option" means any incentive stock option or non-statutory stock option granted hereunder.

  "Right" means any restricted stock right or performance stock right granted hereunder.

  "Subsidiary" as used in the Plan shall mean any corporation in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the broken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

3. Administration

  (a) The Plan shall be administered by a Committee appointed by the Board of Directors and shall consist of not less than three (3) members of the Board of Directors, all of whom shall be Nonemployee Directors.

  (b) Subject to the terms of the Plan, the Committee shall have full and final authority to determine the persons who are to be granted Options and Rights under the Plan and the number of shares subject to each Option and Right, the Option price, the form, terms and conditions, including but not limited to any target stock prices or any performance goals of the Options, whether the Options granted shall be incentive stock options or non-statutory stock options, or both, the time or times when each Option becomes exercisable, the duration of the exercise period and the terms and conditions of all Rights granted hereunder, and to make such other determinations as may be appropriate or necessary for the administration of the Plan.

  (c) In connection with any termination of employment, the Committee shall have the specific authority to accelerate the vesting of any Rights and/or Options hereunder and to waive the three-(3) month limitation in Section 13(a).

  (d) The Committee shall select one (1) of its members as the Chairman, and shall hold its meetings at such times and places as it shall deem advisable. At least one-half (1/2) of its members shall constitute a quorum for the conduct of business, and any decision or determination approved by a majority of members present at any meeting in which a quorum exists shall be deemed to have been made by the Committee. In addition, any decision or determination reduced to writing and signed by all of the members shall be deemed to have been made by the Committee. The Committee may appoint a Secretary, shall keep minutes of its meetings, and may make such rules and regulations for the conduct of its business and for the carrying out of the Plan as it shall deem appropriate.

  (e) The interpretation and construction by the Committee of any provisions of the Plan and of the Options and Rights granted thereunder shall be final and conclusive on all persons having any interest thereunder.

4. Shares Subject to Plan

  (a) Subject to the provisions of Section 18 (relating to adjustment due to changes in capital structure), the number of shares of stock which may be issued and sold pursuant to Options and Rights granted under the Plan shall not exceed Six Hundred Thousand (600,000) shares of the Company's common stock.

  (b) If any Options or Rights granted under the Plan shall terminate or expire without having been exercised in full, the stock not purchased or acquired under such Options or Rights shall be available again for the purposes of the Plan; provided, however, that for purposes of Section 4(c), any such shares shall be counted in accordance with the requirements of Section 162(m) of the Code.

  (c) Subject to the provisions of Section 18 (relating to adjustments due to changes in capital structure), the maximum number of shares with respect to which options may be granted under the Plan to any individual during any calendar year is Sixty Thousand (60,000) shares, and the maximum number of shares payable under a performance stock right for any Performance Cycle (as defined in Section 12(a)) is Sixty Thousand (60,000) shares, such limitations to be applied in a manner consistent with the requirements of, and only to the extent required for compliance with, the exclusion from the limitation on deductibility of compensation under Section 162(m) of the Code.

5. Eligibility

  (a) Options and Rights may be granted only to salaried key management employees of the Company or a Subsidiary (including officers and directors who are also salaried employees) who, in the judgment of the Committee, will perform services of special importance in the management, operation and development of the business of the Company or the businesses of one or more of its Subsidiaries, provided:

  (b) The Option or Right grant date for an employee shall not occur during or after the calendar year in which the employee reaches the age of sixty-five
(65), and

  (c) An Option or Right shall not be granted to an employee who, immediately after the Option or Right is granted, owns stock possessing more than five percent (5%) of the total combined voting power or value of all classes of stock of the Company or a Subsidiary.

  (d) For purposes of determining the stock owned at a given time by an individual under Section 5(a)(ii) hereof, the following rules shall apply:

  (e) Stock which the individual may purchase or acquire under outstanding Options or Rights shall be treated as stock owned by such individual;

  (f) Stock owned directly or indirectly by or for the individual's brothers, sisters, spouse, ancestors and lineal descendants shall be considered as owned by such individual; and

  (g) Stock owned directly or indirectly by or for a corporation, limited liability company, partnership, estate or trust, shall be considered as owned proportionately by or for its shareholders, members, partners or beneficiaries.

6. Price and Term of Option

  (a) The exercise price under each Option will be determined by the Committee but shall not be less than one hundred percent (100%) of the fair market value of the shares of stock covered by the Option at the time of the grant of the Option, as determined by the Committee.

  (b) The term of each Option shall be as determined by the Committee, but shall not be in excess of ten (10) years from the date it is granted. An Option granted for an initial term of less than ten (10) years may be extended by amendment for a period of up to ten (10) years from the date of the initial grant, provided that no such amendment of an incentive stock Option shall be made without the prior consent of the optionee.

7. Limitations on Exercise of Options

  (a) Except as provided in Section 13 hereof, the optionee must remain in the continuous employ of the Company and/or its Subsidiaries for at least one (1) year from the date the Option is granted before any part thereof may be exercised. Absence on leave or on account of illness or disability under rules established by the Committee shall not, however, be deemed an interruption of employment for purposes of the Plan. Thereafter, the Option may be exercisable in whole or in installments in accordance with its terms, as determined by the Committee.

  (b) The minimum number of shares with respect to which Options may be exercised in part at any time shall be determined by the Committee at the time the Option is granted.

  (c) With respect to incentive stock Options granted to an employee under the Plan, the aggregate fair market value (determined at the time the Options are granted) of the stock with respect to which incentive stock Options are exercisable for the first time by such employee during any calendar year (including all such plans of the Company and its Subsidiaries) shall not exceed One Hundred Thousand Dollars ($100,000).

8. Method of Exercise of Option

  Each exercise of an Option granted hereunder, whether in whole or in part, shall be by written notice to the Chief Executive Officer of the Company designating the number of shares as to which the Option is exercised, and, where stock is to be purchased pursuant to such exercise, shall be accompanied by payment in full for the number of shares so designated. Stock to be purchased under the Plan may be paid for in cash, in shares of the Company's common stock (held by the Optionee for more than six
(6) months) at their fair market value on the date of exercise, or partly in cash and partly in such shares. Fractional shares may not be purchased under an Option, and fractional shares may not be delivered to the Company for payment of the Option price. No shares shall be issued until full payment thereof has been made. Each optionee who has exercised an Option shall, upon notification of the amount due and prior to or concurrently with delivery of the certificates representing the shares, pay to the Company amounts necessary to satisfy applicable federal, state and local withholding tax requirements.

9. Form of Option Agreement

  Each Option agreement shall contain the essential terms of the Option and such other provisions as the Committee shall from time to time determine, but such Option agreements need not be identical. If the Option is an incentive stock option, the instrument evidencing such Option shall contain such terms and provisions relating to exercise and otherwise as may be necessary to render it an incentive stock option under the applicable provisions of the Code (presently Section 422 thereof) and the regulations thereunder, or corresponding provisions of subsequent laws and regulations.

10. Financing of Options

  The Company and its Subsidiaries may not extend credit, arrange credit, guarantee obligations, or otherwise aid employees in financing their purchases of stock pursuant to Options granted under this Plan.

11. Restricted Stock Rights

  (a) The Committee may grant any eligible employee restricted stock rights which entitle such employee to receive a stated number of shares of the Company's stock if the employee for a stated number of years remains continuously employed by the Company or a Subsidiary or, following the employee's normal retirement, serves on the Board of Directors of the Company or in another capacity approved by the Committee (the "Restricted Period"). At the time the restricted stock right is issued, the Committee shall designate the length of the Restricted Period and the service that will qualify under the Restricted Period; provided, however, in no event may the Restricted Period extend beyond the fifth (5th) anniversary date of the employee's termination of employment. The Committee shall also have full and final authority to select the employees who receive restricted stock rights, to specify the number of shares of stock subject to each such Right, and to establish the other terms, conditions and definitions that govern such Rights.

  (b) The Company shall pay to each holder of an unexpired restricted stock right during the Restricted Period, as additional compensation, an amount of cash equal to the dividends that would have been payable to the holder of such Right during the Restricted Period if the holder had owned the stock subject to the Right. Such amount shall be paid as near in time as reasonably practical to the applicable dividend payment dates.

  (c) At the expiration of each Restricted Period, the Company shall issue to the holder of the restricted stock right the shares of stock relating to such Restricted Period, provided all conditions have been met.

  (d) Upon grant of a restricted stock right, the Company shall deliver to the recipient a document which sets forth and describes in detail the terms and conditions of the Right.

12. Performance Stock Rights

  (a) The Committee may grant to an eligible employee performance stock rights which entitle such employee to receive a stated number of shares of the Company's common stock if the employee attains certain specified performance goals ("Performance Goals") within a stated performance period (a "Performance Cycle"). The Committee shall have full and final authority to select the employees who receive performance stock rights , to specify the number of shares of stock subject to each such Right, to establish the Performance Goals, to establish the Performance Cycle and to establish the terms, conditions and definitions that govern such Rights.

  (b) The Committee shall establish Performance Goals for each Performance Cycle on the basis of such criteria and to accomplish such objectives as the Committee may from time to time select. Performance Goals selected by the Committee may include performance criteria for the Company, a Subsidiary, or an operating group, division, or unit of the Company or a Subsidiary. During any Performance Cycle, the Committee may adjust the Performance Goals for such Performance Cycle as it deems equitable in recognition of unusual or nonrecurring events affecting the Company, changes in applicable tax laws or accounting principles, or such other factors as the Committee may determine; provided, however, that the Committee may not adjust Performance Goals for any participant who is a covered employee for purposes of Section 162(m) of the Code for the year in which such performance award is settled in such a manner as would increase the amount of compensation otherwise payable to such covered employee.

  (c) As soon as practical after the end of a Performance Cycle, the Committee shall determine the extent to which a performance stock right has been earned on the basis of performance in relation to the established Performance Goals. To the extent that the Performance Goals of a performance stock right are satisfied, the Company shall settle the earned portion of the performance stock right by the issuance and delivery of shares equal to the number of earned shares. If the Performance Goals are not met by the expiration of the Performance Cycle, the performance stock right shall expire and the holder thereof shall have no further rights thereunder.

  (d) Upon granting a performance stock right, the Company shall issue to the recipient an agreement which sets forth the terms and conditions of the performance stock right.

  (e) The Committee will establish specific Performance Goals for each performance stock right not later than ninety (90) days after the beginning of the Performance Cycle for the award.

  (f) The Company shall not make dividend equivalent payments with respect to shares subject to performance stock rights.

13. Termination of Employment

  (a) In the event the employment of an optionee by the Company or a Subsidiary shall terminate for any reason other than the optionee's normal retirement, the optionee having become age sixty-five (65), Disability or death, the Option may be exercised by the optionee at any time prior to the expiration date of the Option or the expiration of three (3) months after the date of such termination of employment, whichever is the shorter period, but only if and to the extent the optionee was entitled to exercise the Option at the date of such termination.

  (b) If an optionee retires under the normal retirement policies of the Company or a Subsidiary having become age sixty-five (65), the Option may be exercised by the optionee at any time prior to the expiration date of the Option but in any event no later than the fifth (5th) anniversary date of the optionee's termination of employment.

  (c) If an optionee dies while in the employ of the Company or a Subsidiary, or dies following termination of employment but during the period that the Option could have been exercised by the optionee, the optionee's Option rights may be exercised at any time prior to the expiration date by the person or persons to whom such rights under the Option shall pass by will or by the laws of descent and distribution, and, with respect to such decedents, such Options may be exercised without regard to the limitation provided in Section 7(a) (relating to one year of employment) or installment limitations, if any, that would otherwise apply. But with respect to a decedent whose employment was terminated for any reason other than normal retirement, death or Disability, such Option rights may be exercised only to the extent exercisable on the date of termination of employment.

  (d) In the event of the termination of the optionee's employment because of Disability, the Option may be exercised by the optionee at any time prior to the expiration date of the Option, and, with respect to such optionee, such Option may be exercised without regard to the limitation provided in Section 7(a) (relating to one year of employment) or installment limitations, if any, that would otherwise apply.

  (e) In the event a holder of restricted stock rights issued under the provisions of Section 11 hereof fails to satisfy the employment or service requirements for the issuance of stock under such rights for any reason other than death or disability as herein defined, such holder shall lose all rights to receive stock under the provisions of the restricted stock rights. In the event a holder of a restricted stock right is unable to satisfy the requirements of a restricted stock right because of death or Disability, then the holder or the personal representative of the holder's estate, as the case may be, shall be issued a number of shares of stock equal in number to the total number of unissued shares covered by such restricted stock rights. Such shares shall be issued or payment made without regard to any employment or other service requirement stated in the restricted stock rights.

  (f) In the event the employment of an employee who holds a performance stock right granted under the provisions of Section 12 hereof terminates for any reason prior to the expiration of the performance period specified in the performance stock right, then, except to the extent the Committee may decide otherwise in select situations, such employee shall lose all rights to thereafter receive any stock under such performance stock right.

  (g) To the extent that the Option of any deceased optionee or of any optionee whose employment is terminated shall not have been exercised within the time periods provided above, all further rights to purchase shares pursuant to such Option shall cease and terminate at the expiration of such period.

  (h) If a corporation ceases to be a Subsidiary of the Company, employees of such corporation shall be deemed to have terminated their employment with the Company or a Subsidiary of the Company for purposes of this Plan.

14. Options and Rights Not Transferable

  Any Option or Right granted hereunder shall not be transferable except by will or by the laws of descent and distribution of the state or country of the employee's domicile at the date of death, and, during the lifetime of the person to whom the Option or Right is granted, only the optionee, the holder of the optionee's power of attorney or the guardian of the optionee may exercise it.

15. Rights as Stockholder

  Neither a person to whom an Option or Right is granted, nor such person's legal representative, heir, legatee or distributee, shall be deemed to be the holder of, or to have any rights of a holder with respect to, any shares subject to such Option or Right, until after the stock is issued.

16. Amendments to the Plan

  The Company's Board of Directors may from time to time make such amendments to the Plan as it may deem proper and in the best interests of the Company or a Subsidiary, provided that--

  (a) No amendment shall be made which (I) would impair, without the consent of the applicable employee, any Option or Right theretofore granted under the Plan or deprive any employee of any shares of stock which he may have acquired through or as a result of the Plan, or (ii) would withdraw the administration of the Plan from a Committee of Directors of the Company meeting the qualifications set forth in Section 3(a) hereof.

  (b) Any such amendment which would--

  (c) Materially increase the benefits accruing to participants under the Plan,

  (d) Increase the number of securities which may be issued under the Plan, or

  (e) Materially modify the requirements as to eligibility for participation in the Plan shall be submitted to the shareholders of the Company for their approval at the next annual or special meeting after adoption by the Board of Directors, and if such shareholder approval is not obtained, the amendment, together with any actions taken under the Plan on the necessary authority of such amendment, shall be null and void.

17. Termination of the Plan

  Options and Rights may be granted under the Plan at any time prior to the seventh (7th) anniversary date of the effective date of the Plan, on which anniversary date the Plan will expire except as to those Options and Rights then outstanding thereunder, which Options and Rights shall remain in effect until they have been exercised or have expired in accordance with their terms. The Plan may be abandoned or terminated at any time by the Company's Board of Directors, except with respect to Options and Rights then outstanding under the Plan.

18. Changes in Capital Structure

  (a) Except as provided in subparagraph (b), in the event that the outstanding shares of stock are hereafter increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation, by reason of any reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, combination of shares, dividend payable in shares, rights offering, change in the corporate structure of the Company, or otherwise, appropriate adjustment shall be made in the number and kind of shares for which Options and Rights may be granted under the Plan. In addition, an appropriate adjustment shall be made in the number and kind of shares as to which outstanding Options and Rights, or portions thereof then unexercised, shall be exercisable, to the end that the proportionate interest of the existing holder of an Option or Right shall be maintained as before the occurrence of such event. Such adjustment in outstanding Options and Rights shall be made without change in the total price applicable to the unexercised portion of the Option and Right and with a corresponding adjustment in the exercise price per share. Any such adjustment made by the Board of Directors shall be conclusive.

  (b) In the event of dissolution or liquidation of the Company or a reorganization, merger or consolidation with one or more corporations, in lieu of providing for Options and Rights as provided for above in this Section 18, the Board of Directors of the Company may, in its sole discretion, provide a thirty (30) day period immediately prior to such event during which optionees shall have the right to exercise Options in whole or in part without any limitations on exercisability.

19. Approvals

  The obligations of the Company under this Plan shall be subject to the approval of such state or federal authorities or agencies, if any, as may have jurisdiction in the matter. Shares shall not be issued with respect to an Option or Right unless the exercise and the issuance and delivery of the shares shall comply with all relevant provisions of law, including, without limitation, any applicable state securities laws, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Internal Revenue Code of 1986, as amended, the respective rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance. Inability of the Company to obtain from any regulatory body having jurisdiction authority deemed by the Company's counsel to be necessary to the lawful issuance and sale of any shares hereunder shall relieve the Company of any liability for the nonissuance or sale of such shares. The Board may require any action or agreement by an employee holding an Option or Right as may from time to time be necessary to comply with the federal and state securities laws. The Company shall not be obliged to register Options or Rights, or stock granted or purchased under the Plan.

20. Employment Rights

  Nothing in this Plan or any Option or Right granted pursuant thereto shall confer upon any employee any right to be continued in the employment of the Company or any Subsidiary of the Company, or to interfere in any way with the right of the Company, in its sole discretion, to terminate such employee's employment at any time.

21. Effective Date of the Plan

  The effective date of this Plan is April 26, 2001.

                                    ANNEX C

                              AMENDED AND RESTATED
                  FISHER COMMUNICATIONS INCENTIVE PLAN OF 1995

1. Purpose

  The purpose of the Plan is to provide selected eligible key employees of Fisher Communications, Inc. ("Company") or any present or future subsidiary of the Company with an inducement to remain in the employ of the Company and to participate in the ownership of the Company, and with added incentives to advance the interests of the Company and increase the value of the Company's common stock.

2. Definitions

  "Code" shall mean the Internal Revenue Code of 1986, as amended.

  "Committee" shall mean the committee described in Section 3 hereof and selected by the Company's Board of Directors to administer the Plan.

  "Disability" shall mean that the person has been classified as disabled pursuant to any disability plan maintained by the Company, or in the absence of such classification, as determined by the Committee in its sole discretion.

  "Nonemployee Director" has the meaning set forth in Rule 16b-3 under the Securities Exchange Act of 1934, as amended.

  "Option" means any incentive stock option or non-statutory stock option granted hereunder.

  "Right" means any restricted stock right or performance stock right granted hereunder.

  "Subsidiary" as used in the Plan shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the broken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

3. Administration

  (a) The Plan shall be administered by a Committee appointed by the Board of Directors and shall consist of not less than three (3) members of the Board of Directors, all of whom shall be Nonemployee Directors.

  (b) Subject to the terms of the Plan, the Committee shall have full and final authority to determine the persons who are to be granted Options and Rights under the Plan and the number of shares subject to each Option and Right, the Option price, the form, terms and conditions, including but not limited to any target stock prices or any performance goals of the Options, whether the Options granted shall be incentive stock options or non-statutory stock options, or both, the time or times when each Option becomes exercisable, the duration of the exercise period and the terms and conditions of all Rights granted hereunder, and to make such other determinations as may be appropriate or necessary for the administration of the Plan.

  (c) In connection with any termination of employment, the Committee shall have the specific authority to accelerate the vesting of any Rights and/or Options hereunder, and to waive the three-(3) month limitation in Section 13(a).

  (d) The Committee shall select one (1) of its members as the Chairman, and shall hold its meetings at such times and places as it shall deem advisable. At least one-half of its members shall constitute a quorum for the conduct of business, and any decision or determination approved by a majority of members present at any meeting in which a quorum exists shall be deemed to have been made by the Committee. In addition, any decision or determination reduced to writing and signed by all of the members shall be deemed to have been made by the Committee. The Committee may appoint a Secretary, shall keep minutes of its meetings, and may make such rules and regulations for the conduct of its business and for the carrying out of the Plan as it shall deem appropriate.

  (e) The interpretation and construction by the Committee of any provisions of the Plan and of the Options and Rights granted thereunder shall be final and conclusive on all persons having any interest thereunder.

4. Shares Subject to Plan

  (a) Subject to the provisions of Section 18 (relating to adjustment due to changes in capital structure), the number of shares of stock which may be issued and sold pursuant to Options and Rights granted under the Plan shall not exceed Five Hundred Sixty Thousand (560,000) shares of the Company's common stock.

  (b) If any Options or Rights granted under the Plan shall terminate or expire without having been exercised in full, the stock not purchased or acquired under such Options or Rights shall be available again for the purposes of the Plan; provided, however, that for purposes of Section 4(c), any such shares shall be counted in accordance with the requirements of Section 162(m) of the Code.

  (c) Subject to the provisions of Section 18 (relating to adjustments due to changes in capital structure), the maximum number of shares with respect to which options may be granted under the Plan to any individual during any calendar year is Sixty Thousand (60,000) shares, such limitations to be applied in a manner consistent with the requirements of, and only to the extent required for compliance with, the exclusion from the limitation on deductibility of compensation under Section 162(m) of the Code.

5. Eligibility

  (a) Options and Rights may be granted only to salaried key management employees of the Company or a Subsidiary (including officers and directors who are also salaried employees) who, in the judgment of the Committee, will perform services of special importance in the management, operation and development of the business of the Company or the businesses of one or more of its Subsidiaries, provided:

    (i) The Option or Right grant date for an employee shall not occur during or after the calendar year in which the employee reaches the age of sixty-five (65), and

    (ii) An Option or Right shall not be granted to an employee who, immediately after the Option or Right is granted, owns stock possessing more than five percent (5%) of the total combined voting power or value of all classes of stock of the Company or a Subsidiary.

  (b) For purposes of determining the stock owned at a given time by an individual under Section 5(a)(ii) hereof, the following rules shall apply:

    (i) Stock which the individual may purchase or acquire under outstanding Options or Rights shall be treated as stock owned by such individual;

    (ii) Stock owned directly or indirectly by or for the individual's brothers, sisters, spouse, ancestors and lineal descendants shall be considered as owned by such individual;

    (iii) Stock owned directly or indirectly by or for a corporation, limited liability company, partnership, estate or trust, shall be considered as owned proportionately by or for its shareholders, members, partners or beneficiaries.

6. Price and Term of Option

  (a) The exercise price under each Option will be determined by the Committee but shall not be less than one hundred percent (100%) of the fair market value of the shares of stock covered by the Option at the time of the grant of the Option, as determined by the Committee.

  (b) The term of each Option shall be as determined by the Committee, but shall not be in excess of ten (10) years from the date it is granted. An Option granted for an initial term of less than ten (10) years may be extended by amendment for a period of up to ten (10) years from the date of the initial grant, provided that no such amendment of an incentive stock Option shall be made without the prior consent of the optionee.

7. Limitations on Exercise of Options

  (a) Except as provided in Section 13 hereof, the optionee must remain in the continuous employ of the Company and/or its Subsidiaries for at least one (1) year from the date the Option is granted before any part thereof may be exercised. Absence on leave or on account of illness or disability under rules established by the Committee shall not, however, be deemed an interruption of employment for purposes of the Plan. Thereafter, the Option may be exercisable in whole or in installments in accordance with its terms, as determined by the Committee.

  (b) The minimum number of shares with respect to which Options may be exercised in part at any time shall be determined by the Committee at the time the Option is granted.

  (c) With respect to incentive stock Options granted to an employee under the Plan, the aggregate fair market value (determined at the time the Options are granted) of the stock with respect to which incentive stock Options are exercisable for the first time by such employee during any calendar year (including all such plans of the Company and its Subsidiaries) shall not exceed One Hundred Thousand Dollars ($100,000).

8. Method of Exercise of Option

  Each exercise of an Option granted hereunder, whether in whole or in part, shall be by written notice to the Chief Executive Officer of the Company designating the number of shares as to which the Option is exercised, and, where stock is to be purchased pursuant to such exercise, shall be accompanied by payment in full for the number of shares so designated. Stock to be purchased under the Plan may be paid for in cash, in shares of the Company's common stock (held by the Optionee for more than six (6) months) at their fair market value on the date of exercise, or partly in cash and partly in such shares. Fractional shares may not be purchased under an Option, and fractional shares may not be delivered to the Company for payment of the Option price. No shares shall be issued until full payment thereof has been made. Each optionee who has exercised an Option shall, upon notification of the amount due and prior to or concurrently with delivery of the certificates representing the shares, pay to the Company amounts necessary to satisfy applicable federal, state and local withholding tax requirements.

9. Form of Option Agreement

  Each Option agreement shall contain the essential terms of the Option and such other provisions as the Committee shall from time to time determine, but such Option agreements need not be identical. If the Option is an incentive stock option, the instrument evidencing such Option shall contain such terms and provisions relating to exercise and otherwise as may be necessary to render it an incentive stock option under the applicable provisions of the Code (presently Section 422 thereof) and the regulations thereunder, or corresponding provisions of subsequent laws and regulations.

10. Financing of Options

  The Company and its Subsidiaries may not extend credit, arrange credit, guarantee obligations, or otherwise aid employees in financing their purchases of stock pursuant to Options granted under this Plan.

11. Restricted Stock Rights

  (a) The Committee may grant any eligible employee restricted stock rights which entitle such employee to receive a stated number of shares of the Company's stock if the employee for a stated number of years remains continuously employed by the Company or a Subsidiary or, following the employee's normal retirement, serves on the Board of Directors of the Company or in another capacity approved by the Committee (the "Restricted Period"). At the time the restricted stock right is issued, the Committee shall designate the length of the Restricted Period and the service that will qualify under the Restricted Period; provided, however, in no event may the Restricted Period extend beyond the fifth (5th) anniversary date of the employee's termination of employment. The Committee shall also have full and final authority to select the employees who receive restricted stock rights, to specify the number of shares of stock subject to each such Right, and to establish the other terms, conditions and definitions that govern such Rights.

  (b) The Company shall pay to each holder of an unexpired restricted stock right during the Restricted Period, as additional compensation, an amount of cash equal to the dividends that would have been payable to the holder of such Right during the Restricted Period if the holder had owned the stock subject to the Right. Such amount shall be paid as near in time as reasonably practical to the applicable dividend payment dates.

  (c) At the expiration of each Restricted Period, the Company shall issue to the holder of the restricted stock right the shares of stock relating to such Restricted Period, provided all conditions have been met.

  (d) Upon grant of a restricted stock right, the Company shall deliver to the recipient a document which sets forth and describes in detail the terms and conditions of the Right.

12. Performance Stock Rights

  (a) The Committee may grant to an eligible employee performance stock rights which entitle such employee to receive a stated number of shares of the Company's common stock if the employee attains certain specified performance goals within a stated performance period. The Committee shall have full and final authority to select the employees who receive performance stock rights, to specify the number of shares of stock subject to each such Right, to establish the performance requirements, to establish the performance period and to establish the terms, conditions and definitions that govern such Rights.

  (b) Unlike restricted stock rights, the Company shall not pay to each holder of an unexpired performance stock right during the performance period an amount of cash equal to the dividends that would have been payable to the holder during the performance period if the holder had owned the stock subject to the right.

  (c) At such time that the performance requirements of a performance stock right are satisfied, the Company shall issue to the holder of the performance stock right the shares of stock subject to the right. If the performance requirements are not met by the expiration of the performance period, the performance stock right shall expire and the holder thereof shall have no further rights thereunder.

  (d) Upon granting a performance stock right, the Company shall issue to the recipient a document which sets forth and describes in detail the terms and conditions of the right.

13. Termination of Employment

  (a) In the event the employment of an optionee by the Company or a Subsidiary shall terminate for any reason other than the optionee's normal retirement, the optionee having become age sixty-five (65), Disability or death, the Option may be exercised by the optionee at any time prior to the expiration date of the Option or the expiration of three (3) months after the date of such termination of employment, whichever is the shorter period, but only if and to the extent the optionee was entitled to exercise the Option at the date of such termination.

  (b) If an optionee retires under the normal retirement policies of the Company or a Subsidiary having become age sixty-five (65), the Option may be exercised by the optionee at any time prior to the expiration date of the Option but in any event no later than the fifth (5th) anniversary date of the optionee's termination of employment.

  (c) If an optionee dies while in the employ of the Company or a Subsidiary, or dies following termination of employment but during the period that the Option could have been exercised by the optionee, the optionee's Option rights may be exercised at any time prior to the expiration date by the person or persons to whom such rights under the Option shall pass by will or by the laws of descent and distribution, and, with respect to such decedents, such Options may be exercised without regard to the limitation provided in Section 7(a) (relating to one year of employment) or installment limitations, if any, that would otherwise apply. But with respect to a decedent whose employment was terminated for any reason other than normal retirement, death or Disability, such Option rights may be exercised only to the extent exercisable on the date of termination of employment.

  (d) In the event of the termination of the optionee's employment because of Disability, the Option may be exercised by the optionee at any time prior to the expiration date of the Option and, with respect to such optionee, such Option may be exercised without regard to the limitation provided in Section 7(a) (relating to one year of employment) or installment limitations, if any, that would otherwise apply.

  (e) In the event a holder of restricted stock rights issued under the provisions of Section 11 hereof fails to satisfy the employment or service requirements for the issuance of stock under such rights for any reason other than death or disability as herein defined, such holder shall lose all rights to receive stock under the provisions of the restricted stock rights. In the event a holder of a restricted stock right is unable to satisfy the requirements of a restricted stock right because of death or Disability then the holder or the personal representative of the holder's estate, as the case may be, shall be issued a number of shares of stock equal in number to the total number of unissued shares covered by such restricted stock rights. Such shares shall be issued or payment made without regard to any employment or other service requirement stated in the restricted stock rights.

  (f) In the event the employment of an employee who holds a performance stock right granted under the provisions of Section 12 hereof terminates for any reason prior to the expiration of the performance period specified in the performance stock right, then, except to the extent the Committee may decide otherwise in select situations, such employee shall lose all rights to thereafter receive any stock under such performance stock right.

  (g) To the extent that the Option of any deceased optionee or of any optionee whose employment is terminated shall not have been exercised within the time periods provided above, all further rights to purchase shares pursuant to such Option shall cease and terminate at the expiration of such period.

  (h) If a corporation ceases to be a Subsidiary of the Company, employees of such corporation shall be deemed to have terminated their employment with the Company or a Subsidiary of the Company for purposes of this Plan.

14. Options and Rights Not Transferable

  Any Option or Right granted hereunder shall not be transferable except by will or by the laws of descent and distribution of the state or country of the employee's domicile at the date of death, and, during the lifetime of the person to whom the Option or Right is granted, only the optionee, the holder of the optionee's power of attorney or the guardian of the optionee may exercise it.

15. Rights as Stockholder

  Neither a person to whom an Option or Right is granted, nor such person's legal representative, heir, legatee or distributee, shall be deemed to be the holder of, or to have any rights of a holder with respect to, any shares subject to such Option or Right, until after the stock is issued.

16. Amendments to the Plan

  The Company's Board of Directors may from time to time make such amendments to the Plan as it may deem proper and in the best interests of the Company or a Subsidiary, provided that --

  (a) No amendment shall be made which (i) would impair, without the consent of the applicable employee, any Option or Right theretofore granted under the Plan or deprive any employee of any shares of stock which he may have acquired through or as a result of the Plan, or (ii) would withdraw the administration of the Plan from a Committee of Directors of the Company meeting the qualifications set forth in Section 3(a) hereof.

  (b) Any such amendment which would --

    (i) Materially increase the benefits accruing to participants under the Plan,

    (ii) Increase the number of securities which may be issued under the Plan, or

    (iii) Materially modify the requirements as to eligibility for participation in the Plan shall be submitted to the shareholders of the Company for their approval at the next annual or special meeting after adoption by the Board of Directors, and if such shareholder approval is not obtained, the amendment, together with any actions taken under the Plan on the necessary authority of such amendment, shall be null and void.

17. Termination of the Plan

  Options and Rights may be granted under the Plan at any time prior to the seventh (7th) anniversary date of the effective date of the Plan, on which anniversary date the Plan will expire except as to those Options and Rights then outstanding thereunder, which Options and Rights shall remain in effect until they have been exercised or have expired in accordance with their terms. The Plan may be abandoned or terminated at any time by the Company's Board of Directors, except with respect to Options and Rights then outstanding under the Plan.

18. Changes in Capital Structure

  (a) Except as provided in subparagraph (b), in the event that the outstanding shares of stock are hereafter increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation, by reason of any reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, combination of shares, dividend payable in shares, rights offering, change in the corporate structure of the Company, or otherwise appropriate adjustment shall be made in the number and kind of shares for which Options and Rights may be granted under the Plan. In addition, an appropriate adjustment shall be made in the number and kind of shares as to which outstanding Options and Rights, or portions thereof then unexercised, shall be exercisable, to the end that the proportionate interest of the existing holder of an Option or Right shall be maintained as before the occurrence of such event. Such adjustment in outstanding Options and Rights shall be made without change in the total price applicable to the unexercised portion of the Option and Right and with a corresponding adjustment in the exercise price per share. Any such adjustment made by the Board of Directors shall be conclusive.

  (b) In the event of dissolution or liquidation of the Company or a reorganization, merger or consolidation with one or more corporations, in lieu of providing for Options and Rights as provided for above in this Section 18, the Board of Directors of the Company may, in its sole discretion, provide a thirty (30) day period immediately prior to such event during which optionees shall have the right to exercise Options in whole or in part without any limitations on exercisability.

19. Approvals

  The obligation of the Company under this Plan shall be subject to the approval of such state or federal authorities or agencies, if any, as may have jurisdiction in the matter. Shares shall not be issued with respect to an Option or Right unless the exercise and the issuance and delivery of the shares shall comply with all relevant provisions of law, including, without limitation, any applicable state securities laws, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Internal Revenue Code of 1986, as amended, the respective rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance. Inability of the Company to obtain from any regulatory body having jurisdiction authority deemed by the Company's counsel to be necessary to the lawful issuance and sale of any shares hereunder shall relieve the Company of any liability for the nonissuance or sale of such shares. The Board may require any action or agreement by an employee holding an Option or Right as may from time to time be necessary to comply with the federal and state securities laws. The Company shall not be obliged to register Options or Rights, or stock granted or purchased under the Plan.

20. Employment Rights

  Nothing in this Plan or any Option or Right granted pursuant thereto shall confer upon any employee any right to be continued in the employment of the Company or any Subsidiary of the Company, or to interfere in any way with the right of the Company, in its sole discretion, to terminate such employee's employment at any time.

21. Effective Date of the Plan

  The original effective date of this Plan is April 27, 1995. This Plan was amended effective April 11, 1997. This Plan was further amended on April 29, 1999, effective with regard to all grants of Options or Rights on or after April 29,1999, and to Options or Rights granted prior thereto, provided that the optionee or the holder of the Rights consents to the application of the April 29, 1999, amendment. This Plan was further amended effective April 26, 2001, with regard to employees whose employment terminates on or after that date.

P                     PROXY FOR 2001 ANNUAL MEETING OF SHAREHOLDERS
R                            OF FISHER COMMUNICATIONS, INC.
O
X                          PLEASE SIGN AND RETURN IMMEDIATELY
Y
               This Proxy is Solicited on Behalf of the Board of Directors

          The undersigned hereby appoints Phelps K. Fisher, Donald G. Graham, Jr., William W. Krippaehne, Jr., Jean F. McTavish, and Jacklyn F. Meurk and each of them (with full power to act alone), proxies, with the powers the undersigned would possess if personally present, and with full power of substitution, to vote all common shares of the undersigned of Fisher Communications, Inc. (the "Company") at the 2001 annual meeting of its shareholders to be held in the Snoqualmie Room at the Seattle Center, 305 Harrison Street, Seattle, Washington, at 10:00 a.m., Thursday, April 26, 2001, or any adjournments thereof, as indicated with respect to the proposals on the reverse side and, in their discretion, upon all other matters that may properly come before the meeting.


                      THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                A VOTE "FOR" THE PROPOSALS DESCRIBED ON THE REVERSE SIDE.
                   IF NO DIRECTIONS ARE GIVEN, THE ABOVE-NAMED PROXIES
                        INTEND TO VOTE THE SHARES REPRESENTED BY
                             THIS PROXY "FOR" SUCH PROPOSALS.
                                                                ----------------
                                                                SEE REVERSE SIDE
--------------------------------------------------------------------------------
                            .FOLD AND DETACH HERE.

[X] Please mark your votes as in this example.




1. ELECTION OF DIRECTORS.            FOR          WITHHOLD      WITHHOLD only
   To elect the nominees             ALL           FOR ALL      for Nominees
   listed at the right             NOMINEES       NOMINEES      listed below
   to serve as directors             [ ]            [ ]             [ ]
   for a three-year term.

   Nominees:  Carol H. Fratt
              Donald G. Graham, Jr.
              Donald G. Graham, III
              William W. Krippaehne, Jr.
              John D. Mangels


   To withhold authority to vote for any nominee(s), write such nominee(s)' name(s) below:



   ------------------------------------------------------------------------

2. To approve the Fisher                   FOR      AGAINST     ABSTAIN
   Communications Incentive                [ ]        [ ]         [ ]
   Plan of 2001.


3. To approve the Amended                  [ ]        [ ]         [ ]
   and Restated Fisher
   Communications Incentive
   Plan of 1995.


4. To transact any and all other business to come before the meeting.


   In giving this Proxy, I understand that I may personally vote my shares if I attend the meeting, notwithstanding that I have previously executed and returned the Proxy to the Company.

                 Yes, I plan to attend the Annual Meeting. [ ]

   Please execute this Proxy whether or not you plan to attend in person, and return the Proxy promptly in the envelope provided so that your stock will be represented in all events and so that we may have a quorum. Please sign your name below. When signing as attorney, administrator, executor, guardian or trustee, please give title as such. Joint owners should each sign.



                                       -----------------------------------------


                                       -----------------------------------------
                                         SIGNATURE(S)                  DATE

--------------------------------------------------------------------------------
                            .FOLD AND DETACH HERE.